UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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[ ]	Preliminary Proxy Statement

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[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

Hudson City Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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(4)	Date Filed:

April 28, 2006
Dear Stockholder:
      You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Hudson City Bancorp, Inc., which will be held on June 8, 2006 at 11:00 a.m., Eastern Time, at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey 07656.
      The attached Notice of the 2006 Annual Meeting of Stockholders and Proxy Statement describe the business to be transacted at the Annual Meeting. Directors and officers of Hudson City Bancorp, as well as a representative of KPMG LLP, the accounting firm appointed by the Audit Committee of the Board of Directors to be Hudson City Bancorp’s independent auditors for the fiscal year ending December 31, 2006, will be present at the Annual Meeting to respond to appropriate questions.
      The Board of Directors of Hudson City Bancorp has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of Hudson City Bancorp and its stockholders and recommends a vote “FOR” each of these matters.
      Please complete, sign and return the enclosed proxy card promptly, or if you prefer, vote by using the telephone or internet, whether or not you plan to attend the Annual Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the annual meeting, but will assure that your vote is counted if you are unable to attend. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to attend and to vote personally at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document confirming your ownership of shares of Hudson City Bancorp.
      On behalf of the Board of Directors and the employees of Hudson City Bancorp, we thank you for your continued support and hope to see you at the Annual Meeting.

Sincerely yours,

Ronald E. Hermance, Jr.
Chairman of the Board of Directors,
President and Chief Executive Officer

Hudson City Bancorp, Inc.
West 80 Century Road
Paramus, New Jersey 07652
(201) 967-1900
NOTICE OF THE 2006 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 8, 2006
       NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders of Hudson City Bancorp, Inc. will be held at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey 07656, on June 8, 2006 at 11:00 a.m., Eastern Time, to consider and vote upon the following matters:

(1)	The election of three directors for terms of three years each.

(2)	Approval of the Hudson City Bancorp, Inc. 2006 Stock Incentive Plan.

(3)	The ratification of the appointment of KPMG LLP as Hudson City Bancorp’s independent auditors for the fiscal year ending December 31, 2006.
      Stockholders also may be asked to vote upon such other business as may properly come before the annual meeting, and any adjournment or postponement thereof. Please note that we are not aware of any such business.
      The Board of Directors has fixed April 14, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. A list of such stockholders will be available for inspection at the branch office of Hudson City Savings Bank located at West 80 Century Road, Paramus, New Jersey for 10 days prior to the annual meeting. The list will also be available at the annual meeting.

By Order of the Board of Directors

Veronica Olszewski
Senior Vice President
and Corporate Secretary
Paramus, New Jersey
April 28, 2006
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SUBMIT YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY SUBMIT YOUR PROXY CARD BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED ENVELOPE OR, IF YOU PREFER, VOTE BY USING THE TELEPHONE OR INTERNET. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

HUDSON CITY BANCORP, INC.
PROXY STATEMENT FOR THE
2006 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 8, 2006
GENERAL INFORMATION
General
      This proxy statement, accompanying proxy card and the annual report to stockholders are being furnished to the stockholders of Hudson City Bancorp, Inc. in connection with the solicitation of proxies by the Board of Directors of Hudson City Bancorp for use at our annual meeting of stockholders. The annual meeting of stockholders will be held on June 8, 2006 at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey 07656 at 11:00 a.m., Eastern Time. This proxy statement, together with the enclosed proxy card, is first being mailed to stockholders on or about May 1, 2006.
      Hudson City Bancorp, a Delaware corporation, operates as a savings and loan holding company for its wholly owned subsidiary, Hudson City Savings Bank. As used in this proxy statement, “we,” “us” and “our” refer to Hudson City Bancorp or Hudson City Bancorp and its consolidated subsidiaries, depending on the context. The term “annual meeting,” as used in this proxy statement, includes any adjournment or postponement of such meeting.
Who Can Vote
      The Board of Directors has fixed the close of business on April 14, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. Accordingly, only holders of record of shares of Hudson City Bancorp common stock, par value $0.01 per share, at the close of business on such date will be entitled to vote at the annual meeting. On April 14, 2006, there were 580,176,754 shares of common stock outstanding. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the meeting.
How Many Votes You Have
      Each holder of shares of common stock outstanding on April 14, 2006 will be entitled to one vote for each share held of record (other than excess shares, as defined below) at the annual meeting. As provided in Hudson City Bancorp’s certificate of incorporation, record holders of common stock who beneficially own in excess of 10% of the issued and outstanding shares of common stock are record holders of excess shares which shall be entitled to one-hundredth of one vote per share for each excess share. A person or entity is deemed to beneficially own shares owned by an affiliate or associate as well as by persons acting in concert with such person or entity. Hudson City Bancorp’s certificate of incorporation authorizes the Board of Directors to interpret and apply the provisions of the certificate of incorporation governing excess shares, and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with the certificate of incorporation, including, without limitation, (1) the number of shares of common stock beneficially owned by any person or purported owner, (2) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner and

(3) whether a person or purported owner has an agreement, arrangement or understanding with any person or purported owner as to the voting or disposition of any shares of common stock.
How To Vote
      You may vote your shares:

(1)	By Internet. Vote at the Internet address shown on your proxy card. The Internet voting system is available 24 hours a day until 11:59 p.m., Eastern Time, on Wednesday, June 7, 2006. Once you are into the Internet voting system, you can record and confirm (or change) your voting instructions.

(2)	By telephone. Use the toll free telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m., Eastern Time, on Wednesday, June 7, 2006. Once you are into the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

(3)	By mail. Mark and sign the enclosed proxy card and return it in the enclosed postage-paid envelope. All properly executed proxies received by Hudson City Bancorp will be voted in accordance with the instructions marked on the proxy card. If you return an executed proxy card without marking your instructions, your executed proxy will be voted “FOR” the proposals identified in the preceding Notice of 2006 Annual Meeting of Stockholders. Returning a proxy card will not prevent you from voting in person if you attend the annual meeting.
      Alternatively, you may attend the annual meeting and vote in person. If you are a stockholder whose shares are not registered in your own name, you will need an assignment of voting rights or a proxy from your stockholder of record to vote personally at the annual meeting.
Vote Required
      Proposal 1. Directors are elected by a plurality of the votes cast in person or by proxy at the annual meeting. The holders of common stock may not vote their shares cumulatively for the election of directors. Shares held by a broker who submits a proxy card but fails to cast a vote on this proposal and shares for which a proxy card is not returned will have no effect on the outcome of the vote on this Proposal 1 because only a plurality of votes cast is required to elect a director.
      Proposals 2 and 3. In order for the stockholders to approve Proposals 2 and 3, we must obtain the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the annual meeting and entitled to vote on the proposal. Under the voting standard for Proposals 2 and 3, shares as to which the “ABSTAIN” box has been selected on the proxy card will count as shares represented and entitled to vote and will be treated as votes “AGAINST” the proposal. Shares held by a broker who submits a proxy card but fails to cast a vote on this proposal and shares for which a proxy card is not returned will be treated as shares that are not represented and will have no effect on the outcome of the vote.
      Our Board of Directors recommends that you promptly sign, date and mark the enclosed proxy card(s) in favor of proposals 1, 2 and 3 and return the card(s) in the enclosed self-addressed, postage-prepaid envelope or, if you prefer, vote by using the telephone or Internet. Proxy cards must be received prior to the commencement of the Annual Meeting. Returning the proxy card will not prevent you from voting in person if you attend the annual meeting. Your vote is very important.

Revocability of Proxies
      You may revoke your grant of a proxy at any time before it is voted by:

•	filing a written revocation of the proxy with our secretary;

•	submitting a signed proxy card bearing a later date; or

•	attending and voting in person at the annual meeting, but you also must file a written revocation with the secretary of the annual meeting prior to the voting.
      If you voted using the Internet, you can change your vote at the Internet address shown on your proxy card. The Internet voting system is available 24 hours a day until 11:59 p.m., Eastern Time, on Wednesday, June 7, 2006.
      If you voted by telephone, you can change your vote by using the toll free telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m., Easter Time, on Wednesday, June 7, 2006.
      We are soliciting proxies only for the annual meeting. If you grant us a proxy to vote your shares, the proxy will only be exercised at the annual meeting.
Solicitation of Proxies
      Our officers, members of our Board of Directors and our employees may solicit proxies on our behalf by telephone or through other forms of communication but none of these persons will receive any compensation for their solicitation activities in addition to their regular compensation. We have retained Georgeson Shareholder Communications Inc. to solicit proxies in connection with the annual meeting. We have agreed to pay Georgeson a base fee of $15,000. In addition, in the event we request Georgeson to solicit proxies by telephone, Georgeson will be paid a maximum fee of $5.00 per each telephone solicitation made to stockholders. The aggregate fee will vary considerably based on the number and length of telephone solicitations made. We have also agreed to reimburse Georgeson for its expenses for such solicitation services. We will request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith. We will bear all costs of solicitation.
Interest of Management and Directors in Matters to be Acted Upon
      Management and directors of Hudson City Bancorp have an interest in the matters that will be acted upon that are different from the interests of other shareholders as follows:

•	Hudson City Bancorp, Inc. 2006 Stock Incentive Plan. This plan would allow selected directors, officers and employees to receive equity awards including stock options, stock appreciation rights, restricted stock, performance shares, performance units, deferred stock, phantom stock and other stock-based awards if they work for us until the end of a specified service period or achieve specified performance goals. Awards under the plan will be discretionary and Hudson City Bancorp’s Compensation Committee has not yet determined to whom awards will be made and the terms and conditions of such awards.
      The Board of Directors has taken the above interests into account in recommending that shareholders approve Proposal 2.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
Principal Stockholders
      The following table sets forth, as of March 31, 2006, certain information as to Hudson City Bancorp common stock beneficially owned by persons owning in excess of 5% of the outstanding shares of our common stock. We know of no person, except as listed below, who beneficially owned more than 5% of the outstanding shares of our common stock as of March 31, 2006. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission and with Hudson City Bancorp pursuant to the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act. Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under “Security Ownership of Management,” in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock (1) over which he has or shares, directly or indirectly, voting or investment power, or (2) of which he has the right to acquire beneficial ownership at any time within 60 days after March 31, 2006. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. Except as otherwise indicated, each stockholder shown in the table has sole voting and investment power with respect to the shares of common stock indicated.

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership		Percent(3)

Employee Stock Ownership Plan Trust of Hudson City Savings Bank West 80 Century Road, Paramus, New Jersey 07652(1)	42,976,148	(4)	7.41%
Human Resources Committee of Hudson City Savings Bank West 80 Century Road, Paramus, New Jersey 07652(2)	47,648,704	(5)	8.21%

(1)	Based on the Schedule 13G filed with the Securities and Exchange Commission on February 16, 2006.

(2)	Based on the Schedule 13G filed with the Securities and Exchange Commission on February 14, 2006.

(3)	Based on the 580,176,754 total outstanding shares of Hudson City Bancorp as of April 14, 2006.

(4)	The Human Resources Committee, a Plan fiduciary, shares voting and investment power with Plan participants.

(5)	The Human Resources Committee has sole voting and investment power over 699,733 shares in the Hudson City Savings Bank Retirement Plan for Employees and shares voting and investment power over the remaining 46,948,971 shares.

SECURITY OWNERSHIP OF MANAGEMENT
       The following table sets forth information about the shares of common stock beneficially owned by each director of Hudson City Bancorp, by each named executive officer of Hudson City Bancorp identified in the Summary Compensation Table included elsewhere herein, and all directors and executive officers of Hudson City Bancorp or Hudson City Bancorp’s wholly owned subsidiary, Hudson City Savings, as a group as of March 31, 2006. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated.

		Amount and Nature of		Percent of
	Position with	Beneficial Ownership		Common Stock
Name	the Company	(1)(2)(3)(4)		Outstanding (5)

Ronald E. Hermance, Jr.	Director, Chairman, President and Chief Executive Officer	6,126,122	(6)	1.03%
Denis J. Salamone	Director, Senior Executive Vice President and Chief Operating Officer	2,036,802	(7)	*
Michael W. Azzara	Director	460,518		*
William G. Bardel	Director	309,379		*
Scott A. Belair	Director	255,825		*
John D. Birchby	Director	3,495,570	(8)	*
Victoria H. Bruni	Director	456,333		*
William J. Cosgrove	Director	406,960	(9)	*
Andrew J. Egner, Jr.	Director	554,638	(10)	*
Leonard S. Gudelski	Director	9,465,606	(11)	1.59
Donald O. Quest	Director	764,619	(12)	*
Joseph G. Sponholz	Director	606,548	(13)	*
John M. Tassillo	Executive Vice President and Treasurer	679,165	(14)	*
James C. Kranz	Senior Vice President and Investment Officer of Hudson City Savings	589,129		*
Thomas E. Laird	Senior Vice President and Chief Lending Officer of Hudson City Savings	747,421		*
All directors and executive officers as a group (21 persons)		67,304,862		11.33

*	Less than one percent

(1)	The figures shown include the following shares that have been allocated as of December 31, 2005 to individual accounts of participants in the Hudson City Bancorp, Inc. Employee Stock

Ownership Plan (referred to as the ESOP): Mr. Hermance, 46,896 shares; Mr. Salamone, 22,001 shares; Mr. Tassillo, 46,896 shares; Mr. Kranz, 46,896 shares and Mr. Laird, 43,950 shares; and all directors and executive officers as a group, 384,767 shares. Such persons have voting power (subject to the legal duties of the ESOP Trustee) but no investment power, except in limited circumstances, as to such shares. The figures shown for each of the executive officers named in the table do not include 37,525,195 shares held in trust pursuant to the ESOP that have not been allocated as of December 31, 2005 to any individual’s account and as to which each of the executive officers named in the table shares voting power with other ESOP participants. The figure shown for all directors and executive officers as a group includes such 37,525,195 shares as to which the members of Hudson City Bancorp’s Compensation Committee (as of January 1, 2006, consisting of Messrs. Azzara, Bardel and Belair and Ms. Bruni) may be deemed to have sole investment power, except in limited circumstances, thereby causing each such committee member to be deemed a beneficial owner of such shares. Each of the members of the Compensation Committee disclaims beneficial ownership of such shares and, accordingly, such shares are not attributed to the members of the Compensation Committee individually. See “Compensation of Directors and Executive Officers — Benefit Plans — Employee Stock Ownership Plan.”

(2)	The figures shown include the following shares held as of December 31, 2005 in individual accounts of participants in the Profit Incentive Bonus Plan of Hudson City Savings Bank: Mr. Hermance, 359,150 shares; Mr. Salamone, 3,412 shares; Mr. Kranz, 94,685 shares; Mr. Laird, 160,943 shares; and all directors and executive officers as a group, 831,237. Such persons have sole voting power and sole investment power as to such shares. See “Compensation of Directors and Executive Officers — Benefit Plans — Savings Plans.”

(3)	The figures shown include unvested shares held in a custodial account pursuant to the RRP that have been awarded to individuals as follows: Mr. Hermance, 104,643 shares; Mr. Salamone, 176,330 shares; Mr. Tassillo, 51,296 shares; Mr. Kranz, 16,030 shares; Mr. Laird, 16,030 shares; and all directors and executive officers as a group, 645,430 shares. Such persons have sole voting power but no investment power, except in limited circumstances, as to such shares.

(4)	The figures shown include the following shares which may be acquired upon the exercise of stock options that are, or will become, exercisable within 60 days of March 31, 2006: Mr. Hermance, 2,902,087 shares; Mr. Salamone, 884,855 shares; Mr. Tassillo, 48,090 shares; Mr. Kranz, 218,006 shares; Mr. Laird, 67,437 shares; Mr. Azzara, 304,720 shares; Mr. Bardel, 206,480 shares; Mr. Belair, 128,240 shares; Mr. Birchby, 78,240 shares; Ms. Bruni, 80,150 shares; Mr Gudelski, 6,180,943 shares; Dr. Quest, 247,500 shares; Mr. Sponholz, 384,720 shares; and all directors and executive officers as a group, 12,732,548 shares.

(5)	Based on the 581,199,754 total outstanding shares as of March 31, 2006 plus the number of shares which such person or group of persons has the right to acquire within 60 days after March 31, 2006.

(6)	Includes 2,152,926 shares as to which Mr. Hermance may be deemed to share voting and investment power.

(7)	Includes 378,130 shares as to which Mr. Salamone may be deemed to share voting and investment power.

(8)	Includes 2,676,330 shares as to which Mr. Birchby may be deemed to share voting and investment power.

(9)	Includes 94,832 shares as to which Mr. Cosgrove may be deemed to share voting and investment power.

(10)	Includes 269,304 shares as to which Mr. Egner may be deemed to share voting and investment power.

(11)	Includes 434,720 shares as to which Mr. Gudelski may be deemed to share voting and investment power.

(12)	Includes 186,934 shares as to which Dr. Quest may be deemed to share voting and investment power.

(13)	Includes 9,618 shares as to which Mr. Sponholz may be deemed to share voting and investment power.

(14)	Includes 65,230 shares as to which Mr. Tassillo may be deemed to share voting and investment power.

PROPOSAL 3
ELECTION OF DIRECTORS

General
      The certificate of incorporation and bylaws of Hudson City Bancorp provide for the election of directors by the stockholders. For this purpose, the Board of Directors of Hudson City Bancorp is divided into three classes, each class to be as nearly equal in number as possible. The terms of office of the members of one class expire, and a successor class is to be elected, at each annual meeting of stockholders. There are currently twelve directors of Hudson City Bancorp.
      The terms of five directors expire at the annual meeting. Three of these directors, John D. Birchby, Andrew J. Egner, Jr. and Leonard S. Gudelski, are not standing for re-election at the annual meeting. Two incumbent directors with terms expiring at the annual meeting, Michael W. Azzara and Victoria H. Bruni, have been nominated by the Board of Directors, upon recommendation by the Nominating and Governance Committee, to be re-elected at the annual meeting for three-year terms expiring at the annual meeting of stockholders to be held in 2009, or when their successors are otherwise duly elected and qualified. In addition, in order to maintain the classes as equal in number as possible, the Board of Directors has nominated, upon recommendation by the Nominating and Governance Committee, Denis J. Salamone for re-election at this year’s annual meeting for a three-year term expiring at the annual meeting of stockholders to be held in 2009, or when his successor is otherwise duly elected and qualified. Each nominee has consented to being named in this proxy statement and to serve if elected. Pursuant to the bylaws of Hudson City Bancorp, the Board of Directors has fixed the size of the Board of Directors at nine members, effective upon completion of the annual meeting.
      Assuming the re-election of Ms. Bruni and Messrs. Azzara and Salamone, at the conclusion of the annual meeting, our Board of Directors will consist of nine members divided into three equal classes, and our Chief Executive Officer and Chief Operating Officer will be the only members who are not “independent” under the corporate governance rules of the Nasdaq Stock Market.
      The terms of the remaining two classes of directors expire at the annual meetings of stockholders to be held in 2007 and 2008, respectively, or when their successors are otherwise duly elected and qualified. In the event that any nominee for election as a director at the annual meeting is unable or declines to serve, which the Board of Directors has no reason to expect, the persons named in the proxy card will vote with respect to a substitute nominee designated by the present Board of Directors.

Who Our Directors Are
      The following table states certain information with respect to each nominee for election as a director and each director whose term does not expire at the annual meeting (including time spent on the Board of Directors or Board of Managers of Hudson City Savings prior to the incorporation of Hudson City Bancorp on March 4, 1999). There are no arrangements or understandings between Hudson City Bancorp and any director or nominee pursuant to which such person was elected or nominated to be a director of Hudson City Bancorp. For information with respect to security ownership of directors, see “Security Ownership of Certain Beneficial Owners and Management — Security Ownership of Management.”

			Term
Nominees	Age(1)	Director Since	Expires		Positions Held

Denis J. Salamone	53	2001	2007	(2)	Director, Senior Executive Vice President and Chief Operating Officer
Michael W. Azzara	59	2002	2006		Director
Victoria H. Bruni	64	1996	2006		Director

Continuing Directors
Ronald E. Hermance, Jr.	58	1988	2008		Director, Chairman, President and Chief Executive Officer
William G. Bardel	66	2003	2008		Director
Scott A. Belair	58	2004	2008		Director
William J. Cosgrove	73	1995	2007		Director
Donald O. Quest	66	1983	2007		Director
Joseph G. Sponholz	62	2002	2007		Director

(1)	As of May 1, 2006.

(2)	Mr. Salamone, whose term otherwise would have expired in 2007, has been nominated for re-election at the 2006 annual meeting for a three-year term expiring in 2009 as part of the reclassification of the Board of Directors.
Our Directors’ Backgrounds
      The business experience of each of our directors is as follows:

Nominees for Election as Director
      Denis J. Salamone has served as Senior Executive Vice President of Hudson City Bancorp and Hudson City Savings since October 2001 and succeeded Mr. Hermance as Chief Operating Officer on January 1, 2002. He was elected to the Board of Directors in October 2001. Prior to joining Hudson City, Mr. Salamone had a twenty-six year career with the independent accounting firm of PricewaterhouseCoopers LLP, where he had been a partner for sixteen years. Immediately prior to joining Hudson City Bancorp, Mr. Salamone was the Global Financial Services leader for Audit and Business Advisory Services, lead partner on a major investment banking client, and a member of the PricewaterhouseCoopers eighteen member board of partners. He also served as Chairman of the Partner Admissions Committee and a member of the firm’s Management Evaluation and Compensation Committee.

      Michael W. Azzara has been a part-time Senior Consultant with the executive search and consulting firm of Foley Proctor Yoskowitz since October of 2003. He is a retired President and Chief Executive Officer of Valley Health System, a regional health care provider comprised of the Valley Hospital in Ridgewood, NJ, Valley Home and Community Health Care and the Healthnet Medical Group, a position he held from 1997 to his retirement in 2003. Prior to assuming such position, Mr. Azzara served as President and Chief Executive Officer of Valley Hospital. Mr. Azzara serves on the Advisory Board of Princeton Insurance Company and the Advisory Board to the Dean of the College of Arts and Sciences, Rutgers University. He also served on the Board of Directors of Ridgewood Savings Bank until its purchase by another community bank. A graduate of Rutgers University, he has received a Masters degree from Cornell Graduate School of Business and Public Administration.
      Victoria H. Bruni has been Vice President for Administration and Finance at Ramapo College of New Jersey since 1993. From 1964 to 1993 she served in various positions at New Jersey Bell Telephone Co., including attorney, Treasurer, and Assistant Secretary.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR ELECTION AS DIRECTORS.

Continuing Directors
      Ronald E. Hermance, Jr. has been President and Chief Executive Officer of Hudson City Bancorp and Hudson City Savings since January 1, 2002 and Chairman of the Board since January 1, 2005. Prior to assuming such positions, Mr. Hermance had served as President and Chief Operating Officer of Hudson City Bancorp since its incorporation in 1999 and of Hudson City Savings since January 1997. Mr. Hermance previously was Senior Executive Vice President and Chief Operating Officer from the time he joined Hudson City Savings in 1988. He was elected to the Board of Managers of Hudson City Savings in 1988. Prior to joining Hudson City Savings, Mr. Hermance was Chief Financial Officer of Southold Savings Bank on Long Island, New York. In addition to his most recent service, Mr. Hermance served in various lending capacities in both a commercial bank and a thrift institution. In 2004, Mr. Hermance was elected to the board of directors of the Federal Home Loan Bank of New York.
      William G. Bardel has been Associate Headmaster and Chief Financial Officer of the Lawrenceville School, a preparatory high school in Lawrenceville, New Jersey, since 1994. Previously, from 1988 to 1994, he served as head of the Government Advisory Group of Lehman Brothers in London, England, which provided financial market guidance to developing nations in Africa, Asia, Eastern Europe, South America and the Middle East.
      Scott A. Belair is a co-founder of Urban Outfitters, Inc., a Nasdaq-listed retailer and wholesaler operating under the brand names Urban Outfitters, Anthropologie and Free People, and has served on its Board of Directors since 1970. Previously, Mr. Belair, a CPA, was a Principal at Morgan Stanley and Vice President and Chief Financial Officer of the international offices and subsidiaries at Goldman Sachs. In addition, Mr. Belair has been Principal at The ZAC Group, performing financial advisory services, since 1989.
      William J. Cosgrove served at Citibank, N.A. from 1963 to 1991 when he retired as Senior Banker, Senior Credit Officer. From 1993 to 2004, he served as Executive Vice President at Citadel Group Representatives, Inc. From 1991 to 2005, he served as a Trustee and later as Lead Trustee of the John Hancock Funds, and since 1991 has served as an adjunct Professor at the Lubin Graduate School of Business of Pace University.
      Donald O. Quest, M.D. has been a neurological surgeon since 1976, a professor at Columbia University since 1989, Assistant Dean for Student Affairs at Columbia University, and an attending physician at Valley Hospital and Columbia-Presbyterian Medical Center since 1978. He is a member of the Neurosurgical Associates of New York and New Jersey. Dr. Quest currently serves as our lead independent director.
      Joseph G. Sponholz is a retired Vice Chairman of Chase Manhattan Bank, a position he held from 1997 to his retirement in 2000. Prior to assuming the position of Vice Chairman, Mr. Sponholz had served as Chief Administrative Officer of Chase Manhattan Bank. Serving as a member of Chase’s Executive Committee, Mr. Sponholz spearheaded the company’s Internet efforts as leader of Chase.com. Prior to its merger with Chase, he served as Chief Financial Officer and Chief Technology Officer at Chemical Bank. He is recognized as an industry leader in the areas of business strategy, technology and financial management. A graduate of Fordham University, Mr. Sponholz holds an MBA in Finance from New York University.
Executive Officers
      In addition to Messrs. Hermance and Salamone, Hudson City Bancorp and Hudson City Savings have the following executive officers:
      John M. Tassillo, age 71, has served as Executive Vice President and Treasurer of Hudson City Bancorp since its incorporation in 1999, and served as Secretary of Hudson City Bancorp from 1999 to 2003. He has worked for Hudson City Savings since 1969 and has served as Executive Vice President and Treasurer of Hudson City Savings since 1989. Mr. Tassillo is responsible for data processing, checking, ATM control, and compliance areas of Hudson City Savings. Mr. Tassillo is a Certified Public Accountant. He is a graduate of St. Peter’s College in New Jersey and the Graduate School of Savings Banking at Brown University.
      Thomas W. Brydon, age 67, has been First Vice President of Hudson City Savings since January 2000 and Senior Vice President of Hudson City Bancorp since January 2005. He has worked for Hudson City Savings since 1984 and served as Vice President from 1984 to 2000. He is responsible for the administration of Information Services, which consists of five divisions: Systems, Operations, Application Programming, Customer Support and Desktop Technologies. Mr. Brydon is a graduate of N.J. Bankers Data Processing and Auditing Schools. He also graduated from the Graduate School of Savings Banking at Brown University and the National School of Management at the University of Massachusetts.
      Ronald J. Butkovich, age 56, has been Senior Vice President of Hudson City Savings Bank and Hudson City Bancorp since April 2004. He is responsible for the development of the Long Island Region. Mr. Butkovich joined Hudson City Savings in 2004. He formerly served as Operations/Retail Banking Officer of Southold Savings Bank on Long Island, New York for 16 years until 1988 and the Director of Real Estate, Branch Development, and Construction for North Fork Bank for 16 years until April 2004. Mr. Butkovich holds an undergraduate degree from Albany State University and is a graduate of the National School of Savings Banking and the Executive Development Program at Fairfield University. Mr. Butkovich has served on various industry, community, and civic associations including treasurer of the Southold Fire Department since 1978.
      V. Barry Corridon, age 57, has been Senior Vice President of Mortgage Servicing of Hudson City Savings since January 2000 and Senior Vice President of Hudson City Bancorp since January 2004. He previously served as First Vice President of Mortgage Servicing of Hudson City Savings from 1995 to 2000 and as a Vice President from 1982 to 1995. He is responsible for the administration of our mortgage portfolio, supervision of new loan set-up, post-closing, payoffs, mortgage accounting, collections and foreclosures. Mr. Corridon was President of the Mortgage Bankers Association of New Jersey in 1995. He is the past President of the Mortgage Bankers Association’s Educational Foundation. Mr. Corridon also serves on the board of WOODLEA/ PATH

Advisory Council of Children’s Aid and Family Services. He earned his undergraduate degree at Fairleigh Dickinson University and is also a graduate of the Graduate School of Savings Banking at Brown University. He joined Hudson City Savings in 1970.
      James A. Klarer, age 53, joined Hudson City Savings in 1976. He has served as Senior Vice President of Hudson City Savings and Hudson City Bancorp since January 2005. He previously served as First Vice President of Hudson City Bancorp in 2004 and of Hudson City Savings from 2002 to 2004, and as a Vice President of Hudson City Savings from 1992 to 2002. Mr. Klarer has also served as Secretary of HudCiti Service Corp. since January 1993. He is responsible for real estate development, branch expansion, insurance, purchasing and general services. Mr. Klarer has been an active member of the Institute of Real Estate Management (IREM) since 1999. He is a graduate of William Paterson College.
      James C. Kranz, age 57, has been Senior Vice President and Investment Officer of Hudson City Savings since January 2000 and Senior Vice President of Hudson City Bancorp since January 2004. He previously served as First Vice President and Investment Officer from 1989 to 2000. He is responsible for investments, cash flow management and management of interest rate risk. Mr. Kranz joined Hudson City Savings in 1983. He formerly served as the Investment Officer of another New Jersey savings bank for 12 years. Mr. Kranz is a member of the New Jersey Bond Club and serves on the Asset and Liability Management Committee of the New Jersey League of Community and Savings Bankers. Mr. Kranz has an undergraduate degree and a MBA from Lehigh University. He is a graduate of the Graduate School of Savings Banking at Brown University.
      Thomas E. Laird, age 53, joined Hudson City Savings in 1974. He has served as Senior Vice President, Lending since January 2000 and as Senior Vice President of Hudson City Bancorp since January 2004. He previously served as Senior Vice President and Mortgage Officer from January 2000 to 2002. Prior to that, he served as First Vice President and Mortgage Officer from 1991 to 2000. His primary areas of responsibility are mortgage and consumer lending and loan production. Mr. Laird holds an undergraduate degree from St. Peter’s College and is a graduate of the National School of Banking at Fairfield University. Mr. Laird was actively involved from 1989 to 1999 on the Wanaque Board of Education, having served for two terms as Board President. He has also been active in the New Jersey League of Community and Savings Bankers and presently is a board member of the Dover Housing Development Corporation. He is a former member of the Board of Governors of the Mortgage Bankers Association of New Jersey.
      Michael B. Lee, age 56, has served as Senior Vice President of Hudson City Savings since January 2000 and as Senior Vice President of Hudson City Bancorp since January 2004. He previously served as First Vice President of Hudson City Savings from 1989 to 2000, and as Secretary from 1989 to 2003. He is responsible for branch administration, training and customer retirement programs. He has an undergraduate degree in management from St. Peter’s College and a Masters Degree from New Jersey Institute of Technology. He has also graduated from the National School of Finance and Management at Fairfield University. Mr. Lee is a Past President of the Bergen Chapter of the American Institute of Banking and has served on several committees of the New Jersey League of Community and Savings Bankers. Mr. Lee joined Hudson City Savings in 1971.
      Veronica A. Olszewski, age 46, has served as Senior Vice President and Corporate Secretary of Hudson City Bancorp and Hudson City Savings since January 2004. She previously served as Senior Vice President from January 2002 to December 2003, First Vice President from January 2000 to December 2001 and Vice President and Assistant Auditor from March 1997 to December 1999. Ms. Olszewski joined Hudson City Savings in 1980. She is responsible for the functions of Corporate Secretary, special projects and strategic planning. Ms. Olszewski is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants, New Jersey Society of CPAs and the American Society of Corporate Secretaries. She is a graduate of Jersey City State College.

CORPORATE GOVERNANCE
       Hudson City Bancorp aspires to the highest standards of ethical conduct. In that spirit, we are committed to being a leader in corporate governance reform. In addition to our ongoing compliance with the Sarbanes-Oxley Act of 2002, the rules of the Nasdaq Stock Market and Delaware law, Hudson City Bancorp continues to strive to follow high standards of corporate governance.
Independence of Directors
      A majority of the Board of Directors are independent, as affirmatively determined by the Board consistent with the criteria established by the Nasdaq Stock Market and as required by Hudson City Bancorp’s bylaws.
      The Board has conducted an annual review of director independence. During this review, the Board considered transactions and relationships during the prior year between each director or any member of his or her immediate family and Hudson City Bancorp and its subsidiaries, affiliates and equity investors, including those reported under “Certain Transactions with Members of our Board of Directors and Executive Officers” below. The Board also examined transactions and relationships between directors or their affiliates and members of the senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.
      As a result of this review, the Board affirmatively determined that the following nominees and continuing directors meet Hudson City Bancorp’s standard of independence: Michael W. Azzara, William G. Bardel, Scott A. Belair, Victoria H. Bruni, William J. Cosgrove, Donald O. Quest and Joseph G. Sponholz. The remaining nominees and continuing directors were not determined to be independent for the following reasons: Ronald E. Hermance, Jr. and Denis J. Salamone are currently executive officers of Hudson City Bancorp.
Lead Independent Director
      The Board of Directors has created the position of lead independent director, whose primary responsibility is to preside over periodic executive sessions of the independent members of the Board of Directors. The lead independent director also prepares the agenda for meetings of the independent directors, serves as a liaison between the independent directors and management and outside advisors, and makes periodic reports to the Board of Directors regarding the actions and recommendations of the independent directors. The independent members of the Board of Directors have designated Donald O. Quest to serve in this position for 2006.
Director Qualifications
      Hudson City Bancorp’s Corporate Governance Guidelines contain criteria considered by the Nominating and Governance Committee in evaluating nominees for a position on its Board. All nominees, including incumbent directors, board nominees and stockholder nominees, are evaluated in the same manner. Generally, the Nominating and Governance Committee believes that directors should possess the highest personal and professional ethics and integrity and should have broad experience in positions with a high degree of responsibility, corporate board experience and the ability to commit adequate time and effort to serve as a director. Other criteria that will be considered include expertise currently desired on the Board of Directors, geography, finance or financial service industry experience, ethical standards and involvement in the community. The Nominating and Governance Committee also evaluates potential nominees to determine if they meet Hudson City Bancorp’s standard of independence (to ensure that at least a majority of the directors will, at all times, be independent).

      Directors of Hudson City Bancorp may not serve on the board of more than three other public companies and may not serve on the board of another unaffiliated insured depository institution, bank holding company, financial holding company or thrift holding company, other than the Federal Home Loan Bank of New York, while serving as a director of Hudson City Bancorp.
Stock Ownership Policy
      In February of 2005, we instituted stock ownership targets for our directors and officers with a title of Executive Vice President or higher, which we believe align the interests of our directors and these senior executive officers with those of our stockholders. Pursuant to these stock ownership targets, each outside director is expected to own an amount of our common stock equal to ten times the annual cash retainer for such director’s service and each officer is expected to own an amount of our common stock equal to three times the senior executive officer’s base salary. The Nominating and Governance Committee is authorized to adopt stock ownership guidelines for our other officers as it deems necessary or appropriate. Current stock ownership by our directors and senior executive officers meets the target levels.
Continuing Corporate Governance Efforts
      We will continue our effort to be a leader in corporate governance. Hudson City Bancorp’s bylaws, among others things, define who may be considered an “independent” director, establish a mandatory retirement age for all directors, require the independent directors to meet periodically in executive session, and require that the responsibilities of the committees of the Board of Directors conform with the requirements of the Sarbanes-Oxley Act and related rules and regulations. In addition, Hudson City Bancorp has Corporate Governance Guidelines and a Code of Ethics, both of which are available on our website at www.hcbk.com. Further actions to enhance our corporate governance mechanisms will be taken as required by law and the exchanges upon which our shares are listed, or as otherwise deemed necessary or appropriate by the Board of Directors, with a continuing focus on high standards of corporate governance.
Identifying and Evaluating Nominees for Directors
      The Nominating and Governance Committee employs a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee will review the performance of Hudson City Bancorp’s current Board members to determine if they should stand for reelection. If a determination is made that a current Board member will not be recommended by the Nominating and Governance Committee for reelection, due to no longer satisfying the minimum qualifications, retirement or otherwise, the Nominating and Governance Committee will conduct a search for individuals qualified to become members of Hudson City Bancorp’s Board of Directors, unless the Board of Directors decides to reduce the size of the Board.
Stockholder Nominations
      The Nominating and Governance Committee will also evaluate director nominations by stockholders that are submitted in accordance with the procedural and informational requirements set forth in Hudson City Bancorp’s bylaws and described herein under “Notice of Business to be Conducted at Annual Meeting.”
Stockholder Communications with the Board
      Stockholders of Hudson City Bancorp may contact the Board of Directors, either individually or as a group, by writing to the Board of Directors, c/o Corporate Secretary, Hudson City Bancorp, Inc.,

West 80 Century Road, Paramus, New Jersey 07652. The Corporate Secretary will forward a copy of all written communications to each member of the Board of Directors.
Meetings of the Board of Directors and its Committees
      During 2005, Hudson City Bancorp’s Board of Directors held 17 meetings. The independent members of the Board of Directors met in executive session 4 times during 2005. No current director attended fewer than 75% of the total number of Board meetings held in 2005 during the period for which such director has been a director and committee meetings of which such director was a member.
      While we do not have a specific policy regarding attendance at the annual meeting, all nominees and continuing directors are expected to attend. All except one of the incumbent directors attended last year’s annual meeting.
      The Board of Directors of Hudson City Bancorp maintains the following four standing committees:
      The Compensation Committee consists of Messrs. Azzara, Bardel, and Belair, and Ms. Bruni with Mr. Azzara serving as Chairman. All members of the Compensation Committee have been determined by the Board to be independent of Hudson City Bancorp and meet the definition of independence in Rule 4200 (a)(15) of the Nasdaq Stock Market’s listing standards. The Compensation Committee acts under a written charter adopted by Hudson City Bancorp’s board of directors, which is available on Hudson City Bancorp’s website at www.hcbk.com. This committee oversees Hudson City Bancorp’s compensation and employee benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans. The Compensation Committee also annually reviews and approves corporate goals and objectives relevant to the Chief Executive Officer’s compensation and evaluates the Chief Executive Officer’s performance in light of those goals and objectives. The Compensation Committee met 8 times during 2005.
      The Nominating and Governance Committee consists of Messrs. Bardel, Belair, Cosgrove and Sponholz with Mr. Sponholz serving as Chairman. All members of the Nominating and Governance Committee have been determined by the Board to be independent of Hudson City Bancorp and meet the definition of independence in Rule 4200(a)(15) of the Nasdaq Stock Market’s listing standards. The Nominating and Governance Committee acts under a written charter adopted by Hudson City Bancorp’s board of directors, a copy of which is available on Hudson City Bancorp’s website at www.hcbk.com. This committee is responsible for developing and implementing policies and practices relating to corporate governance, including developing and monitoring implementation of Hudson City Bancorp’s Corporate Governance Guidelines. In addition, the Nominating and Governance Committee is responsible for developing criteria for the selection and evaluation of directors and recommends to the Board of Directors candidates for election as directors and senior management. The Nominating and Governance Committee met 4 times during 2005.
      The Audit Committee consists of Messrs. Bardel, Belair, Cosgrove, and Sponholz, each of whom have been determined by the Board to be independent of Hudson City Bancorp and meet the definition of independence in Rule 4200 (a)(15) of the Nasdaq Stock Market’s listing standards. Mr. Cosgrove serves as Chairman of the Audit Committee. Hudson City Bancorp’s Board of Directors has determined that Mr. Sponholz is an “audit committee financial expert,” as defined by the rules and regulations of the Securities and Exchange Commission.
      The Audit Committee acts under a written charter adopted by Hudson City Bancorp’s Board of Directors, a copy of which is available on Hudson City Bancorp’s website at www.hcbk.com and attached to this proxy statement as Appendix A. The Audit Committee is primarily responsible for:

monitoring the integrity of Hudson City Bancorp’s financial reporting process and systems of internal controls regarding finance, accounting, legal compliance and public disclosure of financial information; monitoring the independence and performance of Hudson City Bancorp’s independent auditors and internal auditing department; and maintaining free and open communication between the Audit Committee, the independent auditors, management, the internal auditing department, and the Board of Directors. The Audit Committee met 7 times during 2005.
      The Executive Committee consists of Messrs. Birchby, Cosgrove, Gudelski, Hermance, Salamone and Quest and Ms. Bruni. Mr. Hermance serves as Chairman. The Executive Committee exercises certain powers of the Board of Directors in the management of the business and affairs of Hudson City Bancorp, if necessary, between meetings of the Board of Directors. The Executive Committee did not meet during 2005.
Audit Committee Report
      The following Report of Hudson City Bancorp’s Audit Committee is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that Hudson City Bancorp specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting material” filed with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.
      Under the guidance of a written charter adopted by the Board of Directors, the Audit Committee is primarily responsible for:

•	Monitoring the integrity of Hudson City Bancorp’s financial reporting process and systems of internal controls regarding finance, accounting, legal compliance and public disclosure of financial information;

•	Monitoring the independence and performance of Hudson City Bancorp’s independent auditors and internal auditing department; and

•	Maintaining free and open communication between the Audit Committee, the independent auditors, management, the internal auditing department, and the Board of Directors.
      In fulfilling its responsibilities, the Audit Committee, among other things:

•	Reviews with management and the independent auditors Hudson City Bancorp’s audited financial statements and other financial disclosures to be included in its annual report on Form 10-K and the quarterly financial statements and other financial disclosures to be included in quarterly reports on Form 10-Q, in each case prior to the filing of such reports with the Securities and Exchange Commission;

•	Supervises the relationship between Hudson City Bancorp and its independent auditors, including making decisions with respect to their appointment or removal, evaluating their performance, reviewing the scope of their audit services and approving the compensation for such services, approving any non-audit services and the fees for such services, and evaluating the independence of the independent auditors; and

•	Working with management, the independent auditors, and the internal auditors of Hudson City Bancorp, evaluates the integrity of Hudson City Bancorp’s financial reporting processes and controls.

      In accordance with the Audit Committee Charter, the Audit Committee has reviewed and discussed the audited financial statements of Hudson City Bancorp for the fiscal year ended December 31, 2005, with Hudson City Bancorp’s management. The Audit Committee has discussed with KPMG LLP Hudson City Bancorp’s audited financial statements for the fiscal year ended December 31, 2005, including the following matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees):

•	The independent auditors responsibility under Generally Accepted Auditing Standards adopted in the United States;

•	Any significant accounting policies either newly adopted or modified;

•	Any significant management judgments and estimates included in the underlying financial statements;

•	Any significant audit adjustments proposed in their examination;

•	Any other information in documents containing the audited financial statements;

•	Any disagreements with management;

•	Any major issues discussed with management and other independent audit and accounting firms;

•	Any major issues discussed with management prior to retention as independent auditor;

•	Any difficulties encountered in performing the examination; and

•	Quality of accounting principles.
      The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of KPMG LLP with that firm. Based on the review and discussions with Hudson City Bancorp’s auditors and management as noted above, the Audit Committee recommended to the Board of Directors that the financial statements for the fiscal year ended December 31, 2005 be included in Hudson City Bancorp’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee of Hudson City Bancorp, Inc.

William J. Cosgrove, (Chairman)

William G. Bardel

Scott A. Belair

Joseph G. Sponholz
Certain Transactions with Members of Our Board of Directors and Executive Officers
      We do not currently make loans or extend credit to members of our Board of Directors or our executive officers. However, Hudson City Savings does make residential mortgage loans to our other employees. These loans bear interest at the same rate as loans offered to non-employee borrowers minus one-eighth or one-quarter percent, depending on the type of loan selected. The mortgage loans otherwise have the same underwriting terms that apply to non-employee borrowers. We have also made residential mortgage loans to members of the immediate families of certain of our officers and directors and to James A. Klarer prior to his becoming an executive officer. Such loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable features.
      We retain the law firm of Dieffenbach, Witt & Birchby. John D. Birchby, a director of Hudson City Bancorp and Hudson City Savings, has been a partner of Dieffenbach, Witt & Birchby since 1975. We incurred charges of $85,975 for services rendered by this firm in 2005 that were paid in 2006. In 2005, we paid a total of $36,951 in satisfaction of amounts owed for services rendered by this firm in 2004. The firm also received $1,105,200 in 2005 from borrowers of Hudson City Savings to review loan documentation. We also rented 2,450 square feet of office space to Dieffenbach Witt & Birchby in 2005. During 2005, we received lease payments of $66,176.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act requires Hudson City Bancorp’s executive officers and directors, and persons who own more than 10% of Hudson City Bancorp common stock to file with the Securities and Exchange Commission reports of ownership and changes of ownership. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish Hudson City Bancorp with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, Hudson City Bancorp believes that all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation Committee Report on Executive Compensation
      The following Report of Hudson City Bancorp’s Compensation Committee is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this Report and the Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that Hudson City Bancorp specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting material” filed with the Securities and Exchange Commission subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

      Committee Composition, Duties and Meetings. The members of our Compensation Committee are nominated each year by the Nominating and Corporate Governance Committee and elected by our independent directors, acting in executive session. Each member of the Compensation Committee is an independent director under Nasdaq Stock Market independence standards. During 2005, the members of the Compensation Committee were Mr. Azzara (Chairman), Mr. Bardel, Mr. Belair and Ms. Bruni. The Compensation Committee operates under a charter which assigns to it the following duties and responsibilities:

•	to annually review and approve corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and determine the Chief Executive Officer’s compensation levels based on this evaluation;

•	to annually review and determine the compensation of all directors, officers and other key executives, including incentive-compensation and equity-based opportunities;

•	to annually review and determine for all executive officers (a) the annual base salary levels, (b) the annual incentive bonus opportunity levels; and (c) the equity compensation incentive opportunity levels;

•	to review and make recommendations to the Board of Directors regarding (a) employment agreements, severance arrangements, and change in control agreements/provisions, (b) any special or supplemental benefits and (c) new equity or incentive compensation plans.
      The full text of our Compensation Committee charter is available for review on our investor relations website at www.hcbk.com. The Compensation Committee met 8 times during fiscal 2005. Each member attended at least 88% of the meetings held.
      Compensation Philosophy. Our compensation philosophy is to provide a package of compensation and benefit programs to executive officers that:

•	is sufficiently competitive to permit us to attract and retain highly qualified, motivated and effective executives;

•	motivates our executives to attain or exceed annual performance targets that are derived from our annual business plan;

•	balances long-term and short-term priorities by aligning the long-term financial interests of our executives with those of our shareholders through equity-based compensation programs.

      We do not adopt or apply strict formulaic standards in setting executive officer compensation or determining the mix of salary, annual and long-term incentive or the mix of cash and equity-linked compensation. We do take into account the impact on the Company of applicable tax and financial accounting considerations. We also consider the views of the Chief Executive Officer and the Chief Operating Officer in making compensation decisions affecting more junior executive officers.
      Use of Outside Advisors and Survey Data. The Compensation Committee selects and engages legal counsel and a nationally recognized compensation consulting firm to assist it in carrying out its duties. It determines the compensation of its advisors and meets with them both in executive session and with invited executive officers present. The Compensation Committee relies on legal counsel for advice as to its obligations under applicable corporate, securities, tax and employment laws, for assistance in interpreting its obligations under compensation plans and agreements, and for drafting plans and agreements to document business decisions. The Compensation Committee relies on consultants for survey data, for assistance in understanding market practices and trends and for recommended compensation strategies.
      The Compensation Committee requests and reviews survey data because it provides information relating to compensation practices at other financial institutions of similar asset and business mix as well as compensation trends. The Compensation Committee understands the inherent limitations of survey data and does not seek to set compensation levels at prescribed percentile rankings within a peer group. It does use survey data to determine on a historical basis whether the base salary, annual incentive and equity compensation place us at a percentile ranking relative to our peers that is generally consistent with our percentile ranking among the same peer group for performance measures that include but are not limited to return on average assets, return on average equity, asset growth, total shareholder return, efficiency ratio and earnings per share growth. If the Compensation Committee determines that our compensation ranking is out of line with corporate performance rankings, it considers adjustments to the compensation program. For the most recent year, this review indicated that our compensation levels were generally consistent with our percentile performance rankings.
      Key Elements of the Executive Compensation Program. Our executive compensation program consists of three key elements:

•	base salary, which is designed to provide a reasonable level of predictable income to support an appropriate standard of living in the communities where our executive officers live and work;

•	annual cash incentives, which are designed to motivate our executives to meet or exceed annual performance objectives that are derived from our annual business plan; and

•	long-term incentives in the form of stock options and restricted stock, which are designed to retain talented employees and provide an incentive to maximize shareholder return in the longer term.
      Base Salary — The Compensation Committee seeks to set base salaries for our executives at the middle of the range for comparable executives at peer institutions. Because salaries are designed to provide predictable income, they do not vary substantially and directly with performance. Actual salaries may vary above or below the mid-range to reflect tenure in office or performance that is above or below average levels. For 2005, base salary increases for our executive officers ranged from 4.2% to 13.2%, with an average increase of 9.3%.
      Cash Incentives — For 2005, our annual incentive bonus plan provided opportunities to earn cash bonuses based on achievement of both financial and non-financial targets and paid cash incentives totaling $4,659,710 for our executive officers. The financial target consisted of a predetermined goal for net income before taxes and extraordinary items. We chose this goal to focus management on attainment of profitability levels as called for in Hudson City Savings’ budgeting process. Bonus opportunities existed for 50% of an individual’s target incentive for threshold achievement, 100% for goal achievement and 150% for superior achievement. Individual target opportunities ranged from 10% to 85% of the January 1, 2005 salary rate depending on management level. In 2005, our net income before taxes and extraordinary items was in excess of the financial goal, resulting in a bonus payment between goal achievement and superior. The non-financial target consisted of factors relating to the successful completion of our second-step reorganization and stock offering. For executives other than Messrs. Hermance, Salamone and Tassillo, we determined these bonus amounts based on a subjective review of the executive’s contribution to the transaction; bonus amounts for these executive officers ranged from 12% to 88% of January 1, 2005 base salary rates. For Messrs. Hermance, Salamone and Tassillo, we established maximum bonus opportunities of 85%, 70% and 60%, respectively, of January 1, 2005 base salary rate for completion of the transaction, with the actual bonus amount determined based on pre-determined factors, including effective management of the transaction process as evidenced by its timely completion, management of transaction expenses within budgeted levels and effective pricing negotiations as evidenced by the stability and orderliness of the after-market. Based on this review, we awarded the maximum bonus to each of the three executives.
      Equity Compensation — It has been our practice to consider stock option and restricted stock grants at the time of hire for newly hired executives and annually in connection with our annual executive officer compensation review for incumbent executives. For 2005, the Compensation Committee granted 496,930 stock options at a weighted average exercise price of $11.17 per share and restricted stock grants for 150,962 shares to a total of 25 executive officers, all of which vest over a five year period. The Compensation Committee made these grants to newly hired executive officers and to reflect internal promotions. Our remaining executive officers continue to vest in option grants and restricted stock awards made in 2001 and later years, subject to a four to six-year vesting schedule. A vesting schedule is attached to these awards so that they have a retention feature as well as a long-term incentive feature. In connection with our annual executive officer compensation review, our practice has been to assign a value to the stock options and restricted stock awards granted to each executive officer that vest during the relevant year. These values are determined based on the grant-date value of our common stock in the case of restricted stock awards and the grant-date value derived from a generally accepted stock option valuation model in the case of stock options. It has not been our practice to reduce compensation in subsequent years based on stock price performance that causes previously granted equity awards to increase in value, nor to grant additional compensation where stock price performance has impaired the value of previous awards. We believe that such practices could weaken the intended linkage between compensation and mid-to long-term shareholder return.
      Chief Executive Officer. The Compensation Committee increased the base salary level of the Chief Executive Officer by 13.2% to $1,075,000 effective October 1, 2005 based upon the same criteria used for other executive officers. The Chief Executive Officer earned an annual cash incentive of $1,825,877 for 2005, based on the factors described above. Due to equity compensation that was vesting from prior awards, the Chief Executive Officer did not receive stock option or restricted stock grants in 2005. In setting the Chief Executive Officer’s compensation, the Compensation Committee took into account multiple items, which included the Company’s year over year performance, the Company’s operating efficiency ratio, the extraordinary efforts required to successfully complete our second-step reorganization and stock offering, and market pay information.
      Perquisites and Retirement Benefits. Executive officers are provided with certain perquisites, including use of a company car and company-paid club dues. We provide these benefits in kind,

but the Compensation Committee takes the cost of these items into account in setting the other elements of compensation.
      Our executive officers are eligible to participate in the same qualified retirement, savings and group insurance plans as other employees. Applicable tax rules do not permit all of our executive officers to receive benefits under these plans at the same percentage of salary as other employees. As a result, and consistent with the practices of other financial institutions of similar size and business mix, we maintain supplemental executive retirement programs to provide benefits that, when added to the benefits available under our qualified plans, are equivalent, as a percentage of salary, to the benefits provided to other employees. Messrs. Hermance, Salamone and Tassillo participate in an additional supplemental program designed to replicate the employee stock ownership benefits each would accumulate if all acquisition debt incurred to purchase shares for future allocation under our leveraged employee stock ownership plan were repaid in ratable installments over a period ending with their respective retirement dates. Because our broad-based and executive-level retirement programs have benefit formulas that are tied to base salary, cash incentives, restricted stock and option-related compensation do not influence benefit levels. Aggregate expense for these programs in 2005 was $5,536,000.
      Employment Agreements and Change in Control Agreements. Consistent with the practices of other financial institutions of similar size and asset and business mix, we have entered into employment or change of control severance agreements with each of our executive officers. We consider these arrangements important retention devices. They also provide a measure of financial security for our executive officers so that, when faced with the prospect of a negotiated or unsolicited merger opportunity, our executives can focus on the business and affairs of the company with reduced personal distractions. The Compensation Committee periodically reviews the terms of these agreements against the publicly disclosed terms and conditions of contracts in place at other institutions and compares their projected costs to those disclosed in the merger proxy statements for similar contracts in recent financial institution mergers. If terms or projected costs appear out of line, the Compensation Committee considers adjustments at the time of extension or renewal. The projected potential expense associated with these agreements for Messrs. Hermance, Salamone and Tassillo was last estimated in 2005 to be approximately $23.89 million, exclusive of certain possible tax indemnification payments. The Committee has been advised that such estimates are highly dependent on a number of assumptions, including the timing and terms of possible change in control transactions, whether individual executives continue in employment following a transaction, prevailing interest rates and applicable tax laws, which cannot be accurately predicted or controlled.

      Tax Deductibility of Executive Officer Compensation. Section 162(m) of the Internal Revenue Code imposes a $1,000,000 annual limit, per executive officer, on our federal tax deduction for certain types of compensation paid to the executive officers named in the summary compensation table. It has been the Compensation Committee’s practice to structure the compensation and benefit programs offered to the named executive officers with a view to maximizing the tax deductibility of amounts paid. However, in structuring compensation programs and making compensation decisions, the Compensation Committee considers a variety of factors, including the materiality of the payments and tax deductions involved, and the need for flexibility to address unforeseen circumstances. After considering these factors, the Compensation Committee may decide to authorize payments all or part of which would be nondeductible for federal tax purposes. It is anticipated that certain restricted stock awards may be non-deductible, in whole or in part, as a result of section 162(m).

Compensation Committee of Hudson City Bancorp, Inc.

Michael W. Azzara, (Chairman)

William G. Bardel

Scott A. Belair

Victoria H. Bruni
Compensation Committee Interlocks and Insider Participation
      During the fiscal year ended December 31, 2005, Mr. Azzara, Mr. Bardel, Mr. Belair and Ms. Bruni served on the Compensation Committee. There were no interlocks, as defined under the rules and regulations of the Securities and Exchange Commission, between members of the Compensation Committee or executive officers of Hudson City Bancorp and corporations with which such persons are affiliated.

Performance Graph
      Pursuant to the regulations of the Securities and Exchange Commission, the graph below compares the performance of Hudson City Bancorp with that of the total return of the Standard & Poor’s 500 Stock Index, the total return for the Russell 2000 Index and for all thrift stocks as reported by SNL Securities L.C. from December 31, 2000, through December 31, 2005. The Standard & Poor’s 500 Stock Index was added to the graph this year in order to provide an index that better reflects Hudson City Bancorp’s market capitalization at December 31, 2005, consistent with the regulations of the Securities and Exchange Commission. Hudson City Bancorp’s market capitalization has increased significantly since its initial public offering in 1999. In future years, Hudson City Bancorp expects to continue to use the Standard & Poor’s 500 Stock Index and to no longer use the Russell 2000 Index, which primarily includes companies with a significantly smaller market capitalization than Hudson City Bancorp. This year’s comparison continues to show the Russell 2000 Index because applicable regulations require both the new and the old index to be shown if the graph uses a different index from that used for the graph in the preceding year. The graph assumes the reinvestment of dividends in additional shares of the same class of equity securities as those listed below. The index level for all series was set to 100.00 on December 31, 2000.
Hudson City Bancorp, Inc.

	Period Ending

Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05

Hudson City Bancorp, Inc.	100	133	192	401	394	426
S&P 500	100	88	69	88	98	103
SNL Thrift Index	100	107	128	181	201	208
Russell 2000	100	102	81	120	142	148

*	Source: SNL Financial LC & Bloomberg Financial Database
      There can be no assurance that stock performance will continue into the future with the same or similar trends as those depicted in the graph above.

Director Compensation
      Fee Arrangements. To date, Hudson City Savings has compensated its directors and executive officers for their services. Hudson City Bancorp does not pay any additional compensation. We expect to continue this practice until we have a business reason to establish separate compensation programs. Until then, we expect Hudson City Bancorp to reimburse Hudson City Savings for a part of the compensation paid to each director and executive officer that is proportionate to the amount of time which he or she devotes to performing services for Hudson City Bancorp. Hudson City Savings pays a fee to each of its non-management directors for attendance at each board meeting of Hudson City Bancorp or Hudson City Savings and each meeting of a committee of which they are members. A single fee is paid when Hudson City Bancorp and Hudson City Savings hold joint board or committee meetings. The following table sets forth the meeting fees currently in effect. Each board member receives, in addition to the per meeting attendance fees listed below, an annual retainer of $30,000 in 2006. The Chair of the Audit Committee receives an additional retainer payment of $5,000 and the Chairs of each other Committee of the Board each receive an additional retainer payment of $2,500. The lead independent director also receives a special retainer payment in the amount of $25,000, but does not receive a meeting fee for executive sessions of the independent directors.
      The following fee schedule is in effect for 2006:

	Position	Meeting Fee

Board of Hudson City Bancorp and Hudson City Savings	Member	$1,000
Audit Committee of Hudson City Bancorp and Hudson City Savings	Member	1,000
Compensation Committee of Hudson City Bancorp	Member	1,000
Human Resources Committee of Hudson City Savings	Member	1,000
Nominating and Governance Committee of Hudson City Bancorp and Hudson City Savings	Member	1,000
Executive Committee of Hudson City Bancorp and Hudson City Savings	Member	1,000
Executive Sessions of Independent Directors	Member	1,000
      Outside Directors Consultation Plan. The Outside Directors Consultation Plan provides continued compensation following termination of service as a director to eligible outside directors who agree to serve as consultants to Hudson City Savings. A director is eligible to participate if he or she became a director before January 1, 2005 and retires after attaining age 65 and completing 10 years of service as an outside director. The monthly consulting fee is equal to the sum of (a) 5% of one-twelfth of the annual board retainer fee in effect at the date of termination of service plus (b) 5% of the fee for attendance at a meeting of the board of directors in effect at the date of termination of service as a director, multiplied by the number of full years of service as an outside director, to a maximum of 20 years of service. A director’s consulting arrangement will continue for 120 months or until an earlier date when the director withdraws from the performance of consulting services. If a change of control of Hudson City Bancorp or Hudson City Savings occurs, this plan will terminate and all of its obligations will be settled by lump sum payment to all participants. In computing these obligations, each eligible non-employee director will be presumed to have attained age 65 and completed 20 years of service. This plan has been suspended for individuals who become non-employee directors after December 31, 2004.
      2000 Stock Option Plan and 2000 Recognition and Retention Plan. The 2000 Stock Option Plan and 2000 Recognition and Retention Plan were adopted by our Board of Directors and subsequently approved by Hudson City Bancorp’s stockholders at the special meeting held on January 13, 2000. Each of our non-officer directors who held that position on January 13, 2000 was granted an option to purchase 641,200 shares of our common stock that vested at the rate of 20% per year over a five-year period ended January 13, 2005. Messrs. Azzara and Sponholz were each granted an option to purchase 384,270 shares of our common stock that vested at the rate of one-third per year over a three-year period ended January 13, 2005. Mr. Bardel was granted an option to purchase 256,480 shares of our common stock that vested at the rate of 50% per year over a two-year period ended January 13, 2005. Mr. Belair was granted an option to purchase 128,240 shares of our common stock that vested on January 13, 2005. Each of our non-officer directors who held that position on January 13, 2000 was also granted restricted stock awards of 352,660 shares of our common stock that vested at the rate of 20% per year over a five-year period ended April 20, 2005. Messrs. Azzara and Sponholz were granted restricted stock awards of 105,798 shares each that vested at a rate of one-third per year over a three-year period ended April 20, 2005. Mr. Bardel was granted restricted stock awards of 52,899 shares that vested at a rate of 50% per year over a two-year period ended April 20, 2005. Mr. Belair was granted restricted stock awards of 26,289 shares that vested on April 20, 2005.
      Other Director Benefits. Directors are covered by an accident insurance policy.
Executive Officer Compensation
      Summary Compensation Table. The following table provides information about the compensation paid for services rendered in all capacities during 2005, 2004 and 2003 to our Chief Executive Officer and to the four other most highly compensated executive officers whose total annual salary and bonus for 2005 was at least $100,000.

					Long-Term
		Annual Compensation			Compensation Awards

				Other Annual	Restricted		All Other
Name and		Salary	Bonus	Compensation	Stock Awards	Options	Compensation
Principal Positions	Year	($)	($)(1)	($)(2)	($)(3)	(#)	($)(4)

Ronald E. Hermance, Jr	2005	963,462	1,825,877	—	—	—	414,840
Chairman of the Board,	2004	858,654	954,843	—	1,176,000	641,200	320,522
President and Chief	2003	728,846	854,567	—	—	—	306,962
Executive Officer
Denis J. Salamone	2005	595,193	910,112	—	—	—	257,109
Senior Executive Vice	2004	539,423	476,570	—	588,000	320,600	202,217
President and Chief	2003	461,539	456,202	—	—	—	202,861
Operating Officer
John M. Tassillo	2005	385,385	515,542	—	—	—	166,799
Executive Vice President	2004	363,846	277,772	—	392,000	240,450	136,708
and Treasurer	2003	320,769	275,913	—	—	—	146,206
James Kranz	2005	256,931	289,063	—	—	—	111,147
Senior Vice President and	2004	236,746	131,769	—	196,000	128,240	88,955
Investment Officer of	2003	204,815	120,351	—	—	—	97,767
Hudson City Savings
Thomas E. Laird	2005	222,385	270,587	—	—	—	96,185
Senior Vice President and	2004	206,116	114,823	—	196,000	128,240	82,369
Chief Lending Officer of	2003	176,616	103,762	—	—	—	79,496
Hudson City Savings

(1)	All figures include bonuses earned under the Hudson City Savings Bank Annual Incentive Plan that were earned during the year indicated and paid in the subsequent year. The figure in 2005 includes a bonus paid in 2005 for the successful completion of the second step public offering. All figures also include discretionary employer contributions to the Hudson City Savings Bank Profit Incentive Bonus Plan and the Hudson City Savings Bank Supplemental Savings Plan,

which the executive officer could have elected to receive as a cash payment in respect of services rendered during the year indicated.

(2)	Management of Hudson City Savings believes that the aggregate value of the non-cash benefits and perquisites provided to its named executive officers did not, for any year included in the table, exceed the lesser of $50,000 or 10% of the aggregate salary and annual bonus reported for any of them in the Summary Compensation Table. Hudson City Savings provides Messrs. Hermance, Salamone and Tassillo with the use of an automobile. In addition, as part of its business expense reimbursement program, Hudson City Savings pays the cost of certain country club memberships for the named executive officers and certain expenses for the named executive officers’ spouses to accompany them on certain business travel.

(3)	On February 19, 2004, Messrs. Hermance, Salamone, Tassillo, Kranz and Laird were granted 96,180, 48,090, 32,060, 16,030 and 16,030 shares (adjusted for the 3.206 stock split effective on June 7, 2005), respectively, pursuant to the Recognition and Retention Plan, which vest at a rate of 20% per year over a five-year period beginning on April 20, 2006, with accelerated vesting in cases of death, disability, retirement or change in control. The dollar amounts shown in the table in respect of these grants are based on the closing price of Hudson City Bancorp’s common stock on February 19, 2004, as reported on the Nasdaq Stock Market, which was $12.2271 (adjusted for the stock split). Dividends on unvested shares are distributed as and when declared and paid. The aggregate number of unvested restricted shares held by the named executive officers at December 31, 2005 was 364,330. The aggregate value of such shares at December 31, 2005 was $4,415,680 based on the closing price of the Common Stock on December 30, 2005 (the Nasdaq Stock Market was closed on December 31, 2005), which was $12.12, as reported on the Nasdaq Stock Market.

(4)	Includes the following components for 2005: (1) the premium cost for life insurance coverage under the Hudson City Savings Bank Supplemental Death Benefit Plan for Senior Officers — Mr. Hermance, $1,445; Mr. Salamone, $1,767; Mr. Tassillo, $1,503; Mr. Kranz, $980 and Mr. Laird $845 (2) amounts allocated under the ESOP, based upon the closing price of $12.12 of Hudson City Bancorp stock on December 31, 2005 — Mr. Hermance, $90,025; Mr. Salamone, $90,025; Mr. Tassillo, $90,025; Mr. Kranz, $90,025 and Mr. Laird $90,025 and (3) amounts allocated under the ESOP Restoration Plan, based upon the closing price of $12.12 of Hudson City Bancorp Stock on December 31, 2005 — Mr. Hermance, $323,370; Mr. Salamone, $165,317; Mr. Tassillo, $75,271; Mr. Kranz, $20,142 and Mr. Laird $5,315. The amount included for life insurance coverage under the Hudson City Savings Bank Supplemental Death Benefit Plan for Senior Officers represents the entire amount of the premium paid, but Hudson City Savings owns 100% of the cash value of the policies.
Employment Agreements
      Hudson City Bancorp and Hudson City Savings have each entered into employment agreements dated as of June 7, 2005 with Messrs. Hermance, Salamone and Tassillo to secure their services as officers. These employment agreements amend and restate prior agreements among Hudson City Bancorp, Hudson City Savings and each of Messrs. Hermance, Salamone and Tassillo. Other than as noted in this summary, the terms and conditions of the employment agreements between the executives and Hudson City Bancorp are substantially similar in all material respects to the terms and conditions of the employment agreements between the executives and Hudson City Savings.
      The employment agreements between Hudson City Bancorp and each of Messrs. Hermance, Salamone and Tassillo have rolling three-year terms, until the executive or Hudson City Bancorp gives notice of non-extension, at which time the terms are fixed for three years. The employment agreements between Hudson City Savings and each of Messrs. Hermance, Salamone and Tassillo have an initial three-year term, subject to annual extensions based on a review by the Board of Directors of Hudson City Savings of the executive’s performance. The executives’ current annual salary rates payable pursuant to these agreements are $1,075,000 for Mr. Hermance, $650,000 for Mr. Salamone and $400,000 for Mr. Tassillo. The agreements also provide for discretionary cash bonuses, participation on generally applicable terms and conditions in compensation and fringe benefit plans and customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination. The employment agreements with Hudson City Bancorp also provide for the use of an automobile owned or leased by Hudson City Bancorp and reimbursement for memberships in mutually agreed upon clubs and organizations.
      Pursuant to the terms of the employment agreements, Hudson City Bancorp and Hudson City Savings may discharge each executive, and each executive may resign, at any time with or without cause. In the event of discharge without cause, the following severance benefits and payments are payable to each of Messrs. Hermance, Salamone and Tassillo: (1) continued insurance benefits for the remaining employment term; (2) a lump sum payment equal to the estimated present value of the executive’s salary and bonus for the remaining employment term at the highest annual salary paid during the three-year period prior to the date of termination; (3) a supplemental pension makeup payment under the qualified and nonqualified defined benefit and defined contribution pension plans (including the employee stock ownership plan) computed as if the executive had continued employment for the remaining employment term; and (4) at the election of Hudson City Bancorp or Hudson City Savings, a lump sum payment in an amount equal to the spread of any options held by the executive or the value of any restricted stock held by the executive in exchange for such options or restricted stock.
      The same severance benefits are payable if any of the executives resigns during the term within 90 days following loss of title, office or membership on the board of directors; material reduction in duties, functions or responsibilities which is not cured within 30 days following notice; involuntary relocation of the executive’s principal place of employment to a location that is not the principal executive office of Hudson City Savings or that is over 25 miles in distance from Hudson City Savings’ principal office in Paramus, New Jersey and over 25 miles from the executive’s principal residence; reduction in base salary; change in the terms and conditions of any compensation or benefit program that alone, or in conjunction with other changes, has a material adverse effect on the aggregate value of the executive’s total compensation package (other than as a result of certain across-the-board reductions) which is not cured within 30 days following notice; or other material breach of any material term of the agreement by Hudson City Bancorp or Hudson City Savings which is not cured within 30 days following notice. For 60 days after a change of control, each executive may resign for any reason and collect severance benefits as if he had been discharged without cause or resigned for good reason.
      If Hudson City Bancorp or Hudson City Savings experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of its assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreements might constitute an “excess parachute payment” under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the executive, on excess parachute payments. Under the employment agreements with Hudson City Bancorp, Hudson City Bancorp would reimburse the executive for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the executive would retain approximately the same net after-tax amounts under the employment agreement that he would have retained if there was no 20% excise tax. The effect of this provision is that Hudson City Bancorp, rather than the executive, bears the financial cost of the excise tax. Neither Hudson City Savings nor Hudson City

Bancorp could claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement payment or gross-up payment.
      In the event that Messrs. Hermance, Salamone or Tassillo had been terminated without cause or had resigned for good reason on March 15, 2005 (which is the most recent date as of which calculations have been performed), the aggregate severance payments and benefits to which he would have been entitled would have been approximately $10.53 million, $9.12 million or $4.24 million, respectively (not including the amount of any potential gross-up payment). Under applicable OTS regulations, Hudson City cannot experience, or enter into an agreement leading to, a change of control for at least three years following the second-step conversion and stock offering completed on June 7, 2005.
Change of Control Agreements
      Hudson City Bancorp and Hudson City Savings have jointly entered into two-year change of control agreements with Messrs. Brydon, Butkovitch, Corridon, Klarer, Kranz, Laird and Lee and Ms. Olszewski. The term of these agreements is perpetual until Hudson City Savings gives notice of non-extension, at which time the term is fixed for the greater of (a) one year or (b) two years following the most recent change of control or pending change of control that occurs within one year following notice of non-extension.
      Generally, Hudson City Savings may terminate the employment of any officer covered by these agreements, with or without cause, at any time prior to a pending change of control without obligation for severance benefits. However, if Hudson City Bancorp or Hudson City Savings signs a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, Hudson City Savings can not terminate an officer’s employment without cause without liability for severance benefits. The severance payments and benefits generally include (1) continued insurance benefits for two years; (2) a lump sum payment equal to the estimated present value of the executive’s salary and bonus for two years at the highest annual salary paid during the three-year period immediately prior to the date of termination; (3) a lump sum payment equal to the estimated present value of the executive’s long-term incentive compensation payments for two years; (4) a supplemental pension makeup payment under the qualified and non-qualified defined benefit and defined contribution pension plans (including the employee stock ownership plan) computed as if the executive had continued employment for an additional two years; and (5) at the election of Hudson City Savings, a lump sum payment in an amount equal to the spread of any options held by the executive or the value of any restricted stock held by the executive in exchange for such options or restricted shares, as applicable.
      Hudson City Savings must pay the same severance benefits if the officer resigns after a change of control following: loss of title, office or membership on the Board of Directors; material reduction in duties, functions or responsibilities which is not cured within 30 days following notice; involuntary relocation of his or her principal place of employment to a location that is not the principal executive office of Hudson City Savings or that is over 25 miles from Hudson City Savings’ principal office on the day before the change of control and over 25 miles from the officer’s principal residence; reduction in base salary; change in the terms and conditions of any compensation or benefit program that alone, or with other changes, has a material adverse effect on the aggregate value of his total compensation package (other than as a result of certain across-the-board reductions) which is not cured within 30 days following notice; or other material breach of any material term of the agreement which is not cured within 30 days following notice.
      If Hudson City Savings or Hudson City Bancorp experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of its assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the change of control agreements might constitute an “excess parachute payment” under current federal tax laws. Any excess parachute payment would be subject to a federal excise tax payable by the officer and would be non-deductible by Hudson City Savings and Hudson City Bancorp for federal income tax purposes. The change of control agreements do not provide a tax indemnity.
      Similar change of control agreements providing the severance payments and benefits described above, but only with respect to one year’s compensation and benefits are in effect for ten First Vice Presidents and 21 Vice Presidents of Hudson City Savings. Such agreements have a perpetual term until Hudson City Savings gives notice of non-extension, at which time the term is fixed for the greater of one year from the date of such notice of non-extension or one year following a change of control or pending change of control that occurs prior to one year following such notice of non-extension.
Benefit Plans
      Annual Incentive Plans. Officers below the level of Senior Vice President are eligible to earn cash bonuses each year under the Annual Incentive Plan for Non-Executive Officers and officers at and above the level of Senior Vice President are eligible to earn cash bonuses each year under the Executive Officer Annual Incentive Plan upon achievement of pre-determined performance goals. Participants in these plans are generally required (with certain exceptions including death, disability, retirement and a change of control) to be employed on the last day of the plan year in order to be eligible to receive a bonus for such year. The amount of the bonus payable to each officer is a percentage of his or her annual rate of base salary. The percentage varies for each officer or class of officers and depends on the level of performance attained relative to targets established during the first quarter of the year by the committee administering the plan. Bonuses may be payable at, below and/or above target levels of achievement and are subject to adjustment to reflect a subjective evaluation of each officer’s performance. In addition, for 2005, cash bonuses in an aggregate amount of $2.4 million were paid under these plans based on achievement of goals relating to the results of the second-step conversion and stock offering completed on June 7, 2005.
      Hudson City Savings will generally pay bonuses under the annual incentive plans on or before March 15 of the year following the plan year in respect of which they are earned. In the event that a deferred compensation plan for officers is in effect, participants may elect to defer payment of their bonus until a later date.
      It is intended that bonuses payable under the Executive Officer Annual Incentive Plan constitute qualified performance-based compensation under section 162(m) of the Internal Revenue Code.
      Pension Plans. The Hudson City Savings Bank Employees’ Retirement Plan is a tax-qualified plan that covers substantially all salaried employees who are age 21 and have at least one year of service. The Supplemental Executive Retirement Plan covers selected executive officers and covered Messrs. Hermance, Salamone, Tassillo, Kranz and Laird as of December 31, 2005.
      The Supplemental Executive Retirement Plan provides for the payment of certain benefits that would otherwise be payable under the Employees’ Retirement Plan, but for certain limitations imposed by the Internal Revenue Code. Under the Employees’ Retirement Plan, upon attaining age 65, participants receive an annual retirement benefit equal to two percent of their average compensation for the highest three consecutive years out of the final ten years of employment, multiplied by their years of service, up to a maximum of 30 years of service. The Supplemental Executive Retirement Plan provides that participants, upon attaining age 65, will receive an annual retirement benefit equal to two percent of their average compensation for the highest three consecutive years out of the final ten years of employment, multiplied by their years of service, up to a maximum of 30 years of service, minus the amount of their accrued benefits under the Employee’s Retirement Plan. Both the Employees’ Retirement Plan and the Supplemental Executive Retirement Plan also provide for reduced benefits for participants who retire either after age sixty with at least five years of service or after 30 years of service.
      The following table shows the estimated annual benefits payable under the Employees’ Retirement Plan and the Supplemental Executive Retirement Plan upon retirement at age 65 in 2005 with various years of service and average final compensation combinations.

	Years of Service
Average Final
Compensation(1)	15	20	25	30	35(2)

$100,000	$30,000	$40,000	$50,000	$60,000	$60,000
125,000	37,500	50,000	62,500	75,000	75,000
150,000	45,000	60,000	75,000	90,000	90,000
160,000	48,000	64,000	80,000	96,000	96,000
175,000	52,500	70,000	87,500	105,000	105,000
200,000	60,000	80,000	100,000	120,000	120,000
300,000	90,000	120,000	150,000	180,000	180,000
400,000	120,000	160,000	200,000	240,000	240,000
500,000	150,000	200,000	250,000	300,000	300,000
750,000	225,000	300,000	375,000	450,000	450,000
1,000,000	300,000	400,000	500,000	600,000	600,000
1,100,000	330,000	440,000	550,000	660,000	660,000
1,200,000	360,000	480,000	600,000	720,000	720,000

(1)	Average final compensation is average base salary, as reported in the “Salary” column of the Summary Compensation Table, for the highest three consecutive years during the final ten years of employment. Tax laws impose a limit ($210,000 for individuals retiring in 2005) on the average final compensation that may be counted in computing benefits under the Employees’ Retirement Plan and on the annual benefits ($170,000 in 2005) that may be paid. The Employees’ Retirement Plan may also pay benefits accrued as of January 1, 1994 based on tax law limits then in effect. For Messrs. Hermance, Salamone, Tassillo, Kranz and Laird, benefits based on average final compensation in excess of this limit are payable under the Supplemental Executive Retirement Plan.

(2)	The Employees’ Retirement Plan and the Supplemental Executive Retirement Plan do not count service in excess of 30 years in the benefit formula.
      The benefits shown in the preceding table are annual benefits payable in the form of a single life annuity and are not subject to any deduction for Social Security benefits or other offset amounts. At December 31, 2005, the average final compensation and estimated years of service of the executive officers named in the Summary Compensation Table were Mr. Hermance: $850,321, 17 years of service; Mr. Salamone, $532,052, 17 years of service; Mr. Tassillo: $356,667, 36 years of service (capped at 30 years of service); Mr. Kranz: $232,831, 22 years of service; and Mr. Laird: $201,706, 30 years of service.
      Savings Plans. The Profit Incentive Bonus Plan of Hudson City Savings Bank is a tax-qualified defined contribution plan for substantially all salaried employees who have attained age 21 and have at least one year of service. Messrs. Hermance, Salamone and Tassillo no longer participate in this plan with respect to employer contributions. Hudson City Savings may make discretionary contributions to this plan as determined by the Board of Directors. Participants are able to receive up to 100% of any such contribution in cash.
      This plan has an individual account for each participant’s contributions and allows each participant to direct the investment of his or her account. One permitted investment is common stock of Hudson City Bancorp. Participants will direct the voting of shares purchased for their plan accounts.
      The Supplementary Savings Plan of Hudson City Savings Bank is a non-qualified plan that provides additional benefits to certain participants whose benefits under the Profit Incentive Bonus Plan are limited by tax law limitations applicable to tax-qualified plans. Messrs. Hermance, Salamone and Tassillo no longer participate in this plan.
      Employee Stock Ownership Plan. This plan is a tax-qualified plan that covers substantially all salaried employees who have at least one year of service and have attained age 21.
      In 1999, Hudson City Bancorp lent this plan enough money to purchase 27,879,376 of the shares of Hudson City Bancorp Common Stock issued to investors other than Hudson City, MHC (or 3.76% of the total number of shares issued in our 1999 reorganization). The plan has purchased all 27,879,376 shares. In connection with the second-step conversion and stock offering completed on June 7, 2005, Hudson City Bancorp lent this plan enough money to purchase an additional 15,719,223 of the shares of Hudson City Bancorp Common Stock (or 4% of the total number of shares issued in our second-step conversion and stock offering). This plan has purchased all 15,719,223 shares. As a condition to the extension of the 2005 loan, Hudson City Bancorp and the trustee of this plan renegotiated the terms (including the interest rate and maturity) of the 1999 loan.
      Although contributions to this plan are discretionary, Hudson City Savings intends to contribute enough money each year to make the required principal and interest payments on the loans from Hudson City Bancorp. Any additional contributions are discretionary. Both the 1999 loan (as extended) and the 2005 loan mature on December 31, 2044. Each loan calls for level annual payments of principal and interest. The plan has pledged the shares it purchased as collateral for the loan and holds them in a suspense account.
      The plan released 962,184 of the pledged shares during 2005. We expect that 962,185 of the shares will be released annually in the years 2006 through 2044, and that the remaining shares will be released in 2044. The plan will allocate the shares released each year among the accounts of participants in proportion to their base salary for the year. For example, if a participant’s base salary for a year represents 1% of the total base salaries of all participants for the year, the plan would allocate to that participant 1% of the shares released for the year. As a result of the renegotiation of the 1999 loan and the extension of the 2005 loan, the number of shares allocated to participants annually under this plan will be at least 3% greater than the number of shares that would have been allocated to participants annually in accordance with the original terms of the 1999 loan alone.
      Participants direct the voting of shares allocated to their accounts. Shares in the suspense account will usually be voted in a way that mirrors the votes which participants cast for shares in their individual accounts.
      ESOP Restoration Plan. The ESOP Restoration Plan of Hudson City Savings is a non-qualified plan that provides supplemental benefits to certain executives who are prevented from receiving the full benefits contemplated by the Employee Stock Ownership Plan’s benefit formula. The supplemental payments consist of payments representing shares that cannot be allocated to participants under the Employee Stock Ownership Plan due to the legal limitations imposed on tax-qualified plans and, in the case of participants who retire before the repayment in full of the

Employee Stock Ownership Plan’s loans, payments representing the shares that would have been allocated if employment had continued through the full term of the loans.
      Post-Retirement Death Benefit for Senior Officers. Hudson City Savings has entered into post-retirement death benefit agreements with 100 officers at the assistant vice president level and higher. These agreements provide a death benefit to each officer’s beneficiary if the officer’s employment continues until retirement and he or she dies after retirement. The amount of the death benefit ranges from $25,000 for assistant vice presidents to $50,000 for the President or the Chairman. To finance this benefit, Hudson City Savings has purchased whole life insurance policies on the lives of these officers. This death benefit is in addition to the benefits provided under the group life insurance plan generally applicable to all employees.
      2000 Stock Option Plan. The 2000 Stock Option Plan was adopted by our Board of Directors and approved by our stockholders on January 13, 2000. The Board of Directors adopted an amendment to the Option Plan, which was subsequently approved by the Company’s stockholders on July 13, 2000. Subject to the terms of the Option Plan, employees, directors and officers of Hudson City Bancorp, Hudson City Savings and its affiliates are eligible to participate in the Option Plan. Hudson City Bancorp reserved 34,849,220 shares of Common Stock for issuance upon the exercise of stock options granted under the Option Plan. At present, 27,571 shares are available for the grant of options under the Option Plan.
      The committee administering the Option Plan may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. As a general matter, subject to certain restrictions set forth in the Option Plan, the administrative committee sets the terms and conditions of the stock options that it grants, including the number of shares covered by the option, the exercise price and the period during which the option is exercisable. No options granted under the Option Plan are permitted to have an exercise price that is less than the fair market value of a share of common stock on the date of grant or a term that is longer than ten years. Vesting of outstanding options accelerates in the event of retirement or a change of control of Hudson City Bancorp.
      Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash, or, if and to the extent permitted by the committee, in common stock of Hudson City Bancorp already owned by the option holder or shares to be acquired by the option holder upon exercise of the option. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations, and on the death of the option holder.
      The number of shares available under the Option Plan, the maximum limits on option grants to individual officers and directors and to non-employee directors in the aggregate, and the number of shares subject to outstanding options will be adjusted to reflect any merger, consolidation or business reorganization in which Hudson City Bancorp is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Hudson City Bancorp is not the surviving entity, outstanding options may be exchanged for options to purchase shares of the surviving entity or canceled upon 30 days’ written notice to the option holder so long as the option holder receives payment determined by Hudson City Bancorp’s Board of Directors to be of a value equivalent to the value of the canceled options.
      The Option Plan will be in effect until January 12, 2010 unless the Board of Directors of Hudson City Bancorp suspends or terminates the plan before then. The Board of Directors may also amend the Option Plan in whole or in part at any time. If the Hudson City Bancorp, Inc. 2006 Stock Incentive Plan, which is the subject of Proposal 2, is approved by our shareholders, no additional options will be granted under the Option Plan.

      It is intended that options granted under the Option Plan constitute qualified performance-based compensation under section 162(m) of the Internal Revenue Code.
      No stock options were granted to the named executive officers during the year ended December 31, 2005.
      The following table provides certain information with respect to options exercised by the named executive officers during 2005 and unexercised options held by the named executive officers as of December 31, 2005.
Aggregated Option/ SAR Exercises during 2005
and 2005 Year-End Option/ SAR Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options/SARs at Year-End		Options/SARs at Year-End
	Shares	Value	2005 (#)		2005($)(1)
	Acquired on	Realized on
Name	Exercise(#)	Exercise($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Ronald E. Hermance, Jr.	46,211	407,581	2,692,905	751,486	26,411,069	961,703
Denis J. Salamone	—	—	615,552	525,783	5,250,659	1,750,220
John M. Tassillo	46,211	407,581	280,800	304,569	2,600,561	507,830
James C. Kranz	—	—	192,359	128,239	1,915,896	—
Thomas E. Laird	—	—	96,179	128,239	957,943	—

(1)	The value of outstanding unexercised in-the-money options as of December 31, 2005 was determined based upon the difference between $12.12, the closing price of our common stock as reported on the Nasdaq Stock Market on December 30, 2005, and $2.16, $3.40, $3.59, or $4.20, as the case may be, the exercise price of the options. As of December 31, 2005, 641,199, 320,599, 240,449, 128,239 and 128,239 unexercisable options held by Messrs. Hermance, Salamone, Tassillo, Kranz and Laird, respectively, were out-of-the-money based upon the difference between $12.12, the closing price of our common stock as reported on the Nasdaq Stock Market on December 30, 2005, and the $12.22 exercise price of the options. Mr. Tasillo is currently retirement-eligible. All of his stock options shown as unexercisable would become exercisable immediately upon his retirement.
      2000 Recognition and Retention Plan. The 2000 Recognition and Retention Plan, or the RRP, was adopted by our Board of Directors and approved by our stockholders on January 13, 2000. The Board of Directors adopted an amendment to the RRP, which was subsequently approved by Hudson City Bancorp’s stockholders on July 13, 2000. The RRP provides for stock awards to eligible officers, employees, and directors of Hudson City Bancorp, Hudson City Savings and their affiliates.
      Hudson City Bancorp has established a custodial account to which it contributes certain amounts of money or property as determined in the discretion of our Board of Directors. No contributions by participants will be permitted. The assets of the trust are invested primarily in the shares of our common stock that will be used to make restricted stock awards. The trust is not authorized to purchase more than 13,939,688 shares of common stock of Hudson City Bancorp.
      The administrative committee will determine at the time of the grant the number of shares of common stock subject to an award and the vesting schedule applicable to the award and may, in its discretion, establish other terms and conditions applicable to the award, subject to certain restrictions set forth in the RRP. Unless an award notice provides otherwise, shares will vest at a rate of 20% per year, and will accelerate in the event of death, disability, retirement or a change of control.

      As a general rule, shares of our common stock that are subject to a restricted stock award are held in trust for the benefit of the award recipient until vested and, when vested, are transferred from the trust to the award recipient. While the shares are held in the trust, the award recipient receives dividends and exercises voting rights. In the alternative, the administrative committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.
      The number of shares available under the RRP, the maximum limits on restricted stock awards to individual officers and directors and to non-employee directors in the aggregate, and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which Hudson City Bancorp is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Hudson City Bancorp is not the surviving entity, the trustee will hold any money, stock, securities or other property received in the trust fund, and adjust any award by allocating such money, stock, securities or other property to the individual eligible for the award.
      The Board of Directors of Hudson City Bancorp has the authority to suspend or terminate the RRP in whole or in part at any time by giving written notice to the administrative committee, but the RRP may not be terminated while there are outstanding awards that will vest in the future. Upon the termination of the RRP, the trustee will make distributions from the trust as directed by the administrative committee and will return any remaining assets of the trust to Hudson City Bancorp. The Board of Directors of Hudson City Bancorp has the authority to amend or revise the RRP in whole or part at any time. If the Hudson City Bancorp, Inc. 2006 Stock Incentive Plan, which is the subject of Proposal 2, is approved by our shareholders, no additional restricted stock will be granted under the RRP.
      Other Equity Plans. In 2001, our Board of Directors adopted the Hudson City Bancorp, Inc. Denis J. Salamone Restricted Stock Award Plan and the Hudson City Bancorp, Inc. Denis J. Salamone Stock Option Plan. In 2004, our Board of Directors adopted the Hudson City Bancorp, Inc. 2004 Employment Inducement Stock Program.

PROPOSAL 2
APPROVAL OF THE HUDSON CITY BANCORP, INC. 2006
STOCK INCENTIVE PLAN

      Our Board of Directors has adopted the Hudson City Bancorp, Inc. 2006 Stock Incentive Plan, referred to as the 2006 Plan, subject to approval by our shareholders. We have provided below a summary of our reasons for adopting the 2006 Plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is attached hereto as Appendix B and is incorporated by reference into this proposal.
Why We Are Asking for Stockholder Approval
      As of April 21, 2006, we have made grants of 20,103,322 stock options and 540,849 shares of restricted stock that remain outstanding under prior stock incentive plans. More than 73.7% of such stock options were awarded in 2000 and 2001, are fully vested and will expire or be exercised in less than five years and therefore offer diminishing retention and performance incentive features. Our authority to make additional grants under our existing 2000 Stock Option Plan and 2000 Recognition and Retention Plan is limited to 27,571 options and 13,625 shares of restricted stock. Upon approval of this 2006 Plan, we will not grant any additional awards under either the 2000 Stock Option Plan or the 2000 Recognition and Retention Plan.
      We are asking our shareholders to approve the 2006 Plan so that we will be able to continue to grant stock-based compensation to our directors and officers. The 2006 Plan would permit the grant of stock options, stock appreciation rights, restricted stock (both time-based and performance-based), performance shares, performance units, deferred stock, phantom stock and other stock-based awards. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock awards as part of their director and officer compensation packages. By approving this 2006 Plan, our shareholders will give us the flexibility we need to continue offering a competitive compensation package that is linked to our stock price performance to attract and retain highly qualified directors and officers.
      As a Nasdaq Stock Market listed company, we are required to seek the approval of our shareholders before implementing an equity compensation plan such as the 2006 Plan. Shareholder approval will also enhance our ability to deduct the expense of certain awards for federal income tax purposes.
If We Do Not Receive Shareholder Approval We Will Not Implement the Plan
      If we do not receive the approval of the shareholders, the 2006 Plan will not be implemented. In this event, we expect that our Board of Directors will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly traded financial services companies and additional awards may be made under our 2000 Stock Option Plan and 2000 Recognition and Retention Plan, to the extent permitted by those plans.
Purpose of the 2006 Stock Incentive Plan
      The purpose of the 2006 Plan is to promote our growth and profitability, to provide certain key officers, employees and non-employee directors of our company and our affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in our company.

Material Provisions of the 2006 Stock Incentive Plan
      Administration. Initially, the 2006 Plan will be administered by a committee appointed by our Board of Directors consisting of the members of the Compensation Committee of our Board of Directors. The Compensation Committee will consist of not less than two non-employee members of the Board of Directors. The Compensation Committee has broad discretionary powers. The Board of Directors, or those directors who satisfy Nasdaq’s independence standards, may exercise any power or discretion conferred on the Compensation Committee.
      Stock Subject to the 2006 Stock Incentive Plan. We will at all times reserve and keep available such number of shares as may be required to meet the needs of the 2006 Plan. A maximum of 30,000,000 shares of our common stock, representing approximately 5.17% of the shares outstanding on the record date, may be issued under the 2006 Plan. As of April 19, 2006, the aggregate fair market value of the shares to be reserved under this 2006 Plan was $399,900,000, based on the closing sales price per share of our common stock of $13.33 on the Nasdaq Stock Market on that date. Each award that vests and each stock option that is exercised or deemed to have been exercised will be counted against this limit, even if the vesting or exercise does not result in the issuance of shares. For example, shares that are withheld to satisfy tax withholding obligations will count against the limit in the same manner as other vested awards or exercised stock options. Awards that fail to vest and vested stock options that expire without being exercised will not count against the limit.
      Eligibility. The Compensation Committee selects the people who may participate in the 2006 Plan. Any key employee or non-employee director of the Company, Hudson City Savings Bank, or any other subsidiary, may be selected to participate. As of April 19, 2006, there were 192 employees and seven non-employee directors eligible to be selected for participation.
      Terms and Conditions of Awards. The Compensation Committee may, in its discretion, grant any or all of nine types of equity-linked awards to eligible individuals: stock options, stock appreciation rights, restricted stock (both time-based and performance-based), performance shares, performance units, deferred stock, phantom stock and other stock-based awards. The Compensation Committee will, in its discretion, determine the type of awards made and establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

•	No more than 21,000,000, shares may be the subject of awards other than stock options or stock appreciation rights.

•	It may not grant awards or stock options covering more than 3,000,000 shares to any one individual in any one calendar year. No more than 1,000,000 of such shares may be the subject of awards other than stock options or stock appreciation rights.

•	It may not grant an award that is not denominated in, or measured based on the value or change in value of, shares, in an amount greater than $3,000,000 to any individual in any calendar year.

•	It may not grant awards that are not denominated in shares or valued on the basis of shares with an aggregate value greater than $3,000,000 to any one individual in any one calendar year.

•	It may not grant awards with an effective date that is before June 8, 2006 or the date that we receive shareholder approval for the 2006 Plan, whichever is later.

      Stock Options. The Compensation Committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

•	It may not grant a stock option with a purchase price that is less than the fair market value of a share of our common stock on the date it grants the stock option.

•	It may not grant a stock option with a term that is longer than 10 years.
      The Compensation Committee may grant incentive stock options to officers and employees that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. The Compensation Committee may only grant non-qualified stock options to non-employee directors. Incentive stock options are subject to certain additional restrictions under the Code and the 2006 Plan. Unless otherwise designated by the Compensation Committee, options granted under the 2006 Plan will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the option holder’s termination of employment due to discharge without cause, one year after termination of employment due to death or disability, or immediately upon voluntary resignation or termination for cause). The exercise period may be further extended (but not beyond a maximum option period of ten years) by up to three years in the event of a change of control and, in the event the option is scheduled to expire while a securities trading suspension is in effect or an option holder is prevented from exercising options due to applicable federal, state or local securities laws, until 90 days following the end of the suspension period.
      Upon the exercise of an option, the exercise price must be paid in full. Payment may be made in cash, shares of our common stock already owned by the option holder, through participation in a “cashless exercise” procedure involving a broker, in any other property or method permitted by the Compensation Committee or any combination of the foregoing. Vested options may be transferred prior to exercise only to certain family members and on death of the option holder. If permitted by the Compensation Committee, options may be exercised before they are vested; in this case, the shares issued upon exercise will carry a restrictive legend prohibiting transfer prior to the vesting date and requiring that the shares be returned to us in exchange for the lesser of the exercise price paid or the fair market value of the shares when returned if the vesting conditions are not satisfied.
      Restricted Stock. As a general rule, shares of our common stock that are subject to a restricted stock award are held by the Compensation Committee for the benefit of the award recipient until vested and, when vested, are transferred to the award recipient. Unless the Compensation Committee determines otherwise with respect to any restricted stock award, before the shares subject to a restricted stock award are vested and transferred to the award recipient, the recipient will exercise any voting rights and direct the response of any tender, exchange or other offer and receive any dividends or distributions. In the alternative, the Compensation Committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.
      Stock Appreciation Rights. A stock appreciation right affords the holder the right to receive, upon exercise, a payment in cash or shares of our common stock equal to the positive difference between the exercise price assigned to the right and the fair market value of a share of our common stock on the exercise date. The Compensation Committee sets the terms and conditions of the stock appreciation rights that it grants. In setting terms and conditions, it must observe the following restrictions:

•	It may not grant a stock appreciation right with an exercise price that is less than the fair market value of a share of our common stock on the date it grants the stock appreciation right.

•	It may not grant a stock appreciation right with a term that is longer than 10 years.
      The Compensation Committee may grant either tandem or stand-alone stock appreciation rights. Tandem stock appreciation rights are granted in tandem with and are exercisable on the same terms and conditions as a related stock option that is granted simultaneously. The exercise of a tandem stock appreciation right cancels the related option and the exercise of a related stock option cancels the tandem stock appreciation right. Unless otherwise designated by the Compensation Committee, stock appreciation rights granted under the 2006 Plan will be stand-alone stock appreciation rights and will be exercisable for a period of ten years after the date of grant (or for a shorter period ending upon the holder’s termination of employment for any reason).
      Performance Awards. The Compensation Committee is authorized to award performance awards, which include performance-based restricted stock awards, performance share awards, performance unit awards and other stock-based awards (if designated as performance awards).
      Performance Goals. In addition to, or in lieu of, service-based vesting requirements, performance awards will be subject to one or more performance goals established by the Compensation Committee that must be attained by the award recipient as a condition to retention of the shares. The performance goal(s) will be based on one or more of the following: (i) basic earnings per share; (ii) basic cash earnings per share; (iii) diluted earnings per share; (iv) diluted cash earnings per share; (v) net income; (vi) cash earnings; (vii) net interest income; (viii) non-interest income; (ix) general and administrative expense to average assets ratio; (x) cash general and administrative expense to average assets ratio; (xi) efficiency ratio; (xii) cash efficiency ratio; (xiii) return on average assets; (xiv) cash return on average assets; (xv) return on average stockholders’ equity; (xvi) cash return on average stockholders’ equity; (xvii) return on average tangible stockholders’ equity; (xviii) cash return on average tangible stockholders’ equity; (xix) core earnings; (xx) operating income; (xxi) operating efficiency ratio; (xxii) net interest rate spread; (xxiii) loan production volume; (xxiv) non-performing loans; (xxv) cash flow; (xxvi) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; (xxvii) except in the case of our chief executive officer and our four other most highly paid executive officers named in the summary compensation table in our proxy statement (or anyone the Compensation Committee determines is reasonably likely to be such an individual), any other performance criteria established by the Compensation Committee; and (xxviii) any combination of the foregoing.
      Performance goals may be expressed on an absolute and/or relative basis, or a before- or after-tax basis, may be based on or otherwise employ comparisons based on internal targets, past performance and/or the past or current performance of other companies, may include or exclude any or all extraordinary or non-recurring items and may be applied on a consolidated basis or to individual business units, divisions or subsidiaries.
      After setting the performance goals applicable to a performance award, the Compensation Committee may change them only in limited instances such as a change of control, stock split, stock dividend, merger, consolidation or reorganization, acquisition or disposition of a material business unit or infrequently occurring or extraordinary gain or loss. Under such circumstances, the Compensation Committee may adjust the performance goals in a manner designed to maintain as closely as possible the previously established expected level of performance as is practicable. Any such adjustments to the award opportunities or performance goals for our chief executive officer and our four other most highly paid executives named in the summary compensation table in our proxy statement (or anyone the Compensation Committee determines is reasonably likely to be such an individual) will comply with section 162(m) of the Code.
      Attainment of the performance goals will be measured over a performance period of at least one year specified by the Compensation Committee when the award is made. If the performance period is not specified: (i) if the performance award is granted during the first 90 days of a fiscal quarter, the performance period would be the period of 12 consecutive months beginning with the quarter in which the award was granted and (ii) in all other cases, the performance period would be the period of 12 consecutive months beginning with the fiscal quarter immediately following that in which the performance award was granted.
      The Compensation Committee will determine in its discretion whether an award recipient has attained the applicable performance goals. If they have been satisfied, the Compensation Committee will certify such fact in writing. If the performance goals relating to a performance award are not satisfied during the performance period, the awards will be forfeited. If the performance goals and any service-based vesting schedule relating to a performance award are satisfied, the award will be distributed (or any vesting-related legend will be removed from any stock certificates previously delivered to the award recipient). If the performance goals relating to a performance award are achieved prior to the end of the performance period, the awards may be distributed early.
      Performance-Based Restricted Stock Awards. The Compensation Committee sets the terms and conditions of the performance-based restricted stock awards that it grants. As a general rule, shares of our common stock that are subject to a performance-based restricted stock award are held by the Compensation Committee for the benefit of the award recipient until it determines and certifies that the applicable performance goals have been attained, at which time, they are transferred to the award recipient. Unless the Compensation Committee determines otherwise with respect to any performance-based restricted stock award, before the shares subject to a performance-based restricted stock award are vested and transferred to the award recipient, the Compensation Committee will exercise any voting rights, the participant will direct the response of any tender, exchange or other offer and the Compensation Committee will accumulate any dividends or distributions for distribution at the same time and terms as the underlying shares. In the alternative, the Compensation Committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.
      Performance Share Awards and Performance Unit Awards. The Compensation Committee sets the terms and conditions of the performance share awards and performance unit awards that it grants. Performance share awards are denominated in shares and represent the right to receive a payment in an amount based on the fair market value of a share of our common stock on the date the award is granted, vests or any other date specified by the Compensation Committee, in each case, as set forth in the applicable award agreement, or a percentage of such amount (which may exceed 100%) depending on the level of the performance goals attained. Performance unit awards are denominated in a specified dollar amount and represent the right to receive a payment of the specified dollar amount or a percentage of such amount (which may exceed 100%), depending on the level of the performance goals attained. At the time of grant, the Compensation Committee can specify a maximum amount payable in respect of a performance share award or performance unit award. After the Compensation Committee determines and certifies that the applicable performance goals have been attained, performance share awards will be paid in cash or shares of our common stock or a combination of cash and shares of our common stock, as determined in the discretion of the Compensation Committee.

      Deferred Stock Awards. The Compensation Committee sets the terms and conditions of the deferred stock awards that it grants. Deferred stock awards represent the right to receive a specified number of shares of our common stock, to the extent vested, at the end of a deferral period determined by the Compensation Committee. Shares of our common stock subject to deferred stock awards will be held in a grantor trust that is subject to claims of our creditors in the event of our insolvency. Unless the Compensation Committee determines otherwise with respect to any deferred stock award, before the shares subject to a deferred stock award are vested, the Compensation Committee will exercise any voting rights and accumulate any dividends or distributions for distribution at the same time and terms as the underlying shares.
      Phantom Stock Awards. The Compensation Committee sets the terms and conditions of the phantom stock awards that it grants. Phantom stock awards represent the right to receive the fair market value of a specified number of shares of our common stock on the date of grant or other date specified by the Compensation Committee. The Compensation Committee may decide to pay out phantom stock awards in shares instead of cash. At the time of grant, the Compensation Committee can specify a maximum amount payable in respect of a phantom stock award. The recipient of a phantom stock award has no right to vote or receive dividends or any other rights as a stockholder.
      Other Stock-Based Awards. The Compensation Committee sets the terms and conditions of the other stock-based awards that it grants. Other stock-based awards generally include any other type of award that is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock. Other stock-based awards may or may not be subject to performance goals, at the discretion of the Compensation Committee.
Vesting of Awards.
      Stock Options, Stock Appreciation Rights and Non-Performance Based Awards. Unless otherwise specified by the Compensation Committee, stock options, stock appreciation rights, restricted stock awards, deferred stock awards, phantom stock awards and other stock-based awards (other than those subject to performance goals) will vest at the rate of 20% per year beginning on the first anniversary of the grant date. However, (i) stock options and stock appreciation rights cannot vest prior to the first anniversary of the grant date and (ii) restricted stock awards, deferred stock awards, phantom stock awards and other stock-based awards (other than those subject to performance goals) cannot vest more rapidly than one-third on each of the first three anniversaries of the grant date, in each case other than on account of the recipient’s death, disability or retirement or upon a change of control. Unless otherwise specified by the Compensation Committee, in the event of termination of employment due to death or disability, the vesting of such awards scheduled to vest within six months after the termination date will be accelerated. Any of the foregoing awards that are not vested on the date that a recipient terminates employment will be cancelled without consideration (other than a refund of the lesser of the amount (if any) paid when the award was made and the fair market value of the unvested shares on the date of forfeiture) on the date the recipient terminates employment.
      Performance Awards. Unless otherwise specified by the Compensation Committee, the vesting date of performance-based restricted stock awards, performance share awards, performance unit awards and other stock-based awards subject to performance goals is the date on which payment is made and all such unvested awards will be forfeited without consideration (other than a refund of the lesser of the amount (if any) paid when the award was made and the fair market value of the unvested shares on the date of forfeiture) on the date the recipient terminates employment.

      Change of Control. Unless otherwise specified by the Compensation Committee:

•	in the event of a recipient’s termination of employment by us or the Bank without cause or resignation for good reason, in each case at any time following a change of control, all outstanding stock options, stock appreciation rights and non-performance based awards vest and become exercisable (if applicable) on the date of termination of employment;

•	in the event of a change of control, restrictions on performance-based restricted stock awards lapse on a pro-rata portion of the outstanding performance-based restricted stock awards determined as if the applicable performance goals were satisfied at the greater of actual levels of achievement and target levels of achievement.

•	in the event of a change of control, performance share awards and performance unit awards vest and are paid out in cash on a pro-rata portion of the outstanding performance share awards and performance unit awards determined as if the applicable performance goals were satisfied at the greater of actual levels of achievement and target levels of achievement.
      Mergers and Reorganizations. The number of shares available under the 2006 Plan, the maximum limits on awards available for grants to individual employees and directors, and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend, spin-off or other event where the Compensation Committee determines an adjustment is appropriate in order to prevent the enlargement or dilution of an award recipient’s rights. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, unless otherwise determined by the Compensation Committee, outstanding options and stock appreciation rights may be exchanged for options or stock appreciation rights linked to the equity of the surviving entity that are designed to neither increase nor diminish the rights of the holders of the outstanding options or stock appreciations rights or may be settled for a monetary payment when the merger, consolidation or reorganization occurs. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, unless otherwise determined by the Compensation Committee, outstanding restricted stock awards, performance-based restricted stock awards, deferred stock awards, phantom stock awards and other stock-based awards that are denominated and/or payable in, and/or value by reference to shares, of our common stock, will be exchanged for the same consideration received by shareholders generally in the transaction, with such consideration subject to the same terms and conditions of the award.
      Conditions of Effectiveness. The 2006 Plan will become effective upon its approval by our shareholders and will continue in effect for ten years from the date of such effective date unless terminated sooner. No performance-based awards will be granted after the fifth anniversary of the Plan’s effective date unless the list of permissible performance goals is re-approved by the shareholders.
      Termination or Amendment. Our Board of Directors has the authority to amend the 2006 Plan at any time or to terminate the 2006 Plan in whole or in part at any time by giving written notice to the Compensation Committee; however, all awards that have been granted under the 2006 Plan and are outstanding on the date of such suspension or termination of the 2006 Plan will remain outstanding and exercisable for the period and terms and conditions set forth in the agreements between the Compensation Committee and the recipients.
      To the extent required to comply with the Code and as a Nasdaq Stock Market listed company, we are required to seek shareholder approval for amendments to the 2006 Plan that are deemed material under the Nasdaq Stock Market listing rules. No material amendments affecting the terms of performance awards may be made without shareholder approval.

      Stock Option and Stock Appreciation Right Repricing. The Compensation Committee, the independent directors and our Board of Directors are prohibited from making any adjustment or amendment to an outstanding stock option or stock appreciation right that reduces or has the effect of reducing its exercise price. The provisions of the 2006 Plan prohibiting such adjustments and amendments cannot be amended to lessen the prohibition without shareholder approval.
Federal Income Tax Consequences
      The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting awards that may be granted under the 2006 Plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The 2006 Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.
      Stock Options. Incentive stock options will not give rise to federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment (one year in cases of termination due to death or disability), the exercise will not create federal income tax consequences either. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income. The amount by which the fair market value of the shares acquired on exercise exceeds the option exercise price will be an item of adjustment in the year of exercise for purposes of determining the option holder’s liability, if any, for alternative minimum tax.
      Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment, if directed by the Compensation Committee on a merger or other reorganization under the 2006 Plan’s change of control provisions, is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.
      When a non-qualified stock option is exercised, we may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment if directed by the Compensation Committee on a merger or other reorganization under the 2006 Plan’s change of control provisions is deductible as if it were the exercise of a non-qualified stock option.
      Stock Appreciation Rights. Stock appreciation rights do not have federal income tax consequences for recipients or for us when they are granted. When a stock appreciation right is exercised, the amount paid in settlement is included in the recipient’s gross income for federal income tax purposes, and we may be entitled to claim a federal tax deduction for a like amount.

      Restricted Stock Awards and Performance-Based Restricted Stock Awards. Restricted stock awards and performance-based restricted stock awards granted under the 2006 Plan do not result in federal income tax consequences to either us or the award recipient when they are made. Once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. We will generally be allowed to claim a deduction for compensation expense in a like amount. If dividends are paid on unvested shares held under the 2006 Plan, such dividend amounts will also be included in the ordinary income of the recipient. We will be allowed to claim a deduction for compensation expense for this amount as well. In certain cases, a recipient of a restricted stock award that is not a performance-based restricted stock award may elect to include the value of the shares subject to a restricted stock award in income for federal income tax purposes when the award is made instead of when it vests.
      Other Stock-Based Awards. The tax consequences of other stock-based awards will depend on the specific terms of each award.
      Other Awards. Performance share awards, performance unit awards, phantom stock awards and deferred stock awards will not create federal income tax consequences when they are granted. Recipients generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In the same taxable year, we will generally be allowed to claim a deduction for compensation expense in a like amount. If dividends are paid on unvested shares held under the 2006 Plan, such dividend amounts will also be included in the ordinary income of the recipient. We will be allowed to claim a deduction for compensation expense for this amount as well.
      Deduction Limits. Section 162(m) of the Code limits our deductions for compensation in excess of $1,000,000 per year for our chief executive officer and the four other most highly paid executives named in the summary compensation table in our proxy statement. Compensation amounts resulting from so-called “qualified performance-based compensation” are not subject to this limit. Restricted stock awards, other than performance-based restricted stock awards, phantom stock awards, deferred stock awards and other stock-based awards that are not subject to performance goals may be subject to this deduction limitation if the amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1,000,000. We have designed the 2006 Plan so that stock options, stock appreciation rights, performance-based restricted stock awards, performance share awards, performance unit awards and other stock-based awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1,000,000 deduction limit. We expect that the Compensation Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Compensation Committee may decide to grant awards that exceed the deduction limit.
      The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the 2006 Plan. State and local tax consequences may also be significant.
New Plan Benefits
      Awards under the 2006 Plan are discretionary and the Compensation Committee has not yet determined to whom awards will be made and the terms and conditions of such awards. As a result, no information is provided concerning the benefits to be delivered under the 2006 Plan to any individual or group of individuals.

Equity Compensation Plan Information
      The following table presents equity compensation plan information as of December 31, 2005.
Equity Compensation Plan Information

			Number of Securities
	Number of Securities	Weighted-Average	Remaining Available for
	to be Issued Upon	Exercise Price of	Future Issuance Under
	Exercise of	Outstanding	Equity Compensation Plans
	Outstanding Options,	Options, Warrants	(Excluding Securities
	Warrants and Rights	and Rights	Reflected in Column (a))
Plan category	(a)	(b)	(c)(1)

Equity compensation plan approved by security holders	20,390,293	$4.099	41,196
Equity compensation plan not approved by security holders	1,269,576	5.973	—

Total	21,659,869	4.209	41,196

(1)	Of such 41,196 shares, 13,625 remain available for future restricted stock awards under Hudson City Bancorp’s 2000 Recognition and Retention Plan. Our practice is to purchase outstanding common stock to satisfy our obligations for restricted stock awards.
      The Hudson City Bancorp, Inc. Denis J. Salamone Restricted Stock Award Plan and the Hudson City Bancorp, Inc. Denis J. Salamone Stock Option Plan were adopted in fiscal year 2001. Pursuant to the Denis J. Salamone Restricted Stock Award Plan, Mr. Salamone, Senior Executive Vice President and Chief Operating Officer, was granted a restricted stock award of 641,200 shares, which vest at the rate of 128,240 shares per year beginning April 20, 2002, with accelerated vesting in cases of death, disability, retirement or change of control of Hudson City Bancorp or Hudson City Savings. Pursuant to the Denis J. Salamone Stock Option Plan, Mr. Salamone was granted an option to purchase 1,025,920 shares at a per share exercise price of $3.59, which become exercisable at the rate of 205,184 shares per year beginning January 13, 2002, with accelerated vesting in cases of death, disability, retirement or change of control of Hudson City Bancorp or Hudson City Savings. These awards were granted as a recruitment incentive to induce Mr. Salamone to leave his prior position and join Hudson City. In 2001, we purchased outstanding common stock to meet our obligations under Mr. Salamone’s restricted stock award.
      The Hudson City Bancorp, Inc. 2004 Employment Inducement Stock Program was adopted in fiscal year 2004. Pursuant to this plan, Ronald E. Butkovich, Senior Vice President, was granted a restricted stock award of 256,480 shares, which vest at the rate of 64,120 per year beginning in April 2004, and J. Christopher Nettleton, First Vice President, was granted a restricted stock award of 64,120 shares, which vest at a rate of 12,824 per year beginning in April 2005. The vesting of the shares granted will accelerate in cases of death, disability, retirement or change of control of Hudson City Bancorp or Hudson City Savings. Also, pursuant to the plan, Mr. Butkovich was granted an option to purchase 320,600 shares, which become exercisable at the rate of 64,120 shares per year beginning in January 2005 and Mr. Nettleton was granted an option to purchase 128,240 shares, which become exercisable at the rate of 25,648 shares per year beginning in January 2005, each with accelerated vesting in cases of death, disability, retirement or change of control of Hudson City Bancorp or Hudson City Savings. The per share exercise price of such options is $10.33. In 2004, we purchased outstanding common stock to meet our obligations under the restricted stock award portion of this plan.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE HUDSON CITY BANCORP, INC. 2006 STOCK INCENTIVE PLAN.

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

General
      The Audit Committee of the Board of Directors has appointed the firm of KPMG LLP to act as Hudson City Bancorp’s independent auditors for the fiscal year ending December 31, 2006, subject to ratification of such appointment by our stockholders. A representative of KPMG LLP is expected to be present at the annual meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. No determination has been made as to what action the Board of Directors would take if the stockholders do not ratify the appointment.
Audit Fees
      For the fiscal year ended December 31, 2005, KPMG LLP billed Hudson City Bancorp an aggregate of $751,800 for professional services rendered for the audits of the Company’s financial statements for such period and internal control over financial reporting as of December 31, 2005, and the reviews of the financial statements included in Hudson City Bancorp’s Quarterly Reports on Form 10-Q during such period. Such fees were $787,000 for the fiscal year ended December 31, 2004.
Audit-Related Fees
      For the fiscal year ended December 31, 2005, KPMG LLP billed Hudson City Bancorp an aggregate of $294,000 for services that are reasonably related to the audit or review of the Company’s financial statements and not described above under the caption “Audit Fees.” The services comprising these fees were review of, and issuance of consent for, Hudson City Bancorp’s Registration Statement on Form S-3 and employee benefit plan audits. Audit-related fees were $44,000 for the fiscal year ended December 31, 2004. The services comprising these fees were employee benefit plan audits.
Tax Fees
      For the fiscal year ended December 31, 2005, KPMG LLP billed Hudson City Bancorp an aggregate of $105,225 for professional services rendered for tax compliance and tax advice. The services comprising these fees were federal and state tax compliance and rendering an opinion on state tax ramifications of Hudson City Bancorp’s second-step conversion. Tax fees were $71,800 for the fiscal year ended December 31, 2004. The services comprising these fees were federal and state tax compliance.
All Other Fees
      KPMG did not perform other services for Hudson City Bancorp for the fiscal years ended December 31, 2005 and 2004.
Audit Committee Approval
      Acting under its charter, the Audit Committee annually appoints the independent auditor, in its sole discretion, and reviews the scope of the audit services to be performed for the year with the independent auditors, the principal accounting officer and the senior internal auditing executive and pre-approves all such audit services. In addition, the Audit Committee pre-approves the retention of the independent auditors for all non-audit services and the fees to be paid for such services. In accordance with such policies, the Audit Committee approved 100% of the services described above under “Audit-Related Fees,” “Tax Fees” and “All Other Fees.”
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.
OTHER MATTERS
       As of the date of this proxy statement, the Board of Directors of Hudson City Bancorp does not know of any other matters to be brought before the stockholders at the annual meeting. If, however, any other matters not known are properly brought before the meeting, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.
ADDITIONAL INFORMATION
Notice of Business to Be Conducted at Annual Meeting
      The bylaws of Hudson City Bancorp provide for an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to our Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to or received by the Secretary not later than the following dates: (i) with respect to an annual meeting of stockholders, ninety (90) days in advance of the anniversary of the previous year’s annual meeting if the current year’s meeting is to be held within thirty (30) days prior to, on the anniversary date of, or after the anniversary of the previous year’s annual meeting; and (ii) with respect to an annual meeting of stockholders held at a time other than within the time periods set forth in the immediately preceding clause (i), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to stockholders. Notice shall be deemed to first be given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by Hudson City Bancorp with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended. A stockholder’s notice to the Secretary shall set forth such information as required by the bylaws of Hudson City Bancorp. Nothing in this paragraph shall be deemed to require Hudson City Bancorp to include in its proxy statement and proxy card relating to an annual meeting any stockholder proposal or nomination which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal or nomination is received. See “Date For Submission of Stockholder Proposals.”
Date for Submission of Stockholder Proposals
      Any stockholder proposal intended for inclusion in our proxy statement and proxy card relating to our 2007 Annual Meeting of Stockholders must be received by us by December 29, 2006, pursuant to the proxy solicitation regulations of the Securities and Exchange Commission. Nothing in this paragraph shall be deemed to require Hudson City Bancorp to include in its proxy statement and proxy card for such meeting any stockholder proposal which does not meet the requirements of the Securities and Exchange Commission in effect at the time. Any such proposal will be subject to 17 C.F.R. sec.240.14a-8 of the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Annual Report to Stockholders
      A copy of the 2005 Annual Report to Stockholders, including the consolidated financial statements prepared in conformity with accounting principles generally accepted in the United States of America, for the fiscal year ended December 31, 2005 accompanies this proxy statement. The consolidated financial statements have been audited by KPMG LLP, whose report appears in the 2005 Annual Report. The 2005 Annual Report to Stockholders includes a copy of the Company’s Annual Report on Form 10-K (without exhibits) filed with the Securities and Exchange Commission. Stockholders may obtain, free of charge, an additional copy of the Annual Report on Form 10-K by writing to Louis J. Beierle, First Vice President, Hudson City Bancorp, Inc., West 80 Century Road, Paramus, New Jersey 07652 or by calling (201) 967-8290. The Annual Report on Form 10-K is also available on Hudson City Bancorp’s website at www.hcbk.com and on the Securities and Exchange Commission’s website at www.sec.gov.

By Order of the Board of Directors,

Veronica Olszewski
Senior Vice President
and Corporate Secretary
Paramus, New Jersey
April 28, 2006
To ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING
PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING
PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR, IF YOU PREFER,
VOTE BY USING THE TELEPHONE OR INTERNET.

Appendix A
HUDSON CITY BANCORP, INC.
AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS*
I. Audit Committee Purpose
      The Audit Committee is appointed by the Board of Directors (the “Board”) of Hudson City Bancorp, Inc. (the “Company”) to assist the Board in fulfilling its oversight responsibility relating to the Company’s accounting and reporting processes and the audits of the financial statements. In addition, the Audit Committee assists the Board in its oversight of the Company’s risk assessment and risk management policies and procedures and the safety and soundness of the company’s banking subsidiary. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial statements, the reporting process and systems of internal controls regarding finance, accounting, legal and regulatory compliance and public disclosure of financial information.

•	Monitor the independence and performance of the Company’s independent auditors and internal auditing department.

•	Maintain free and open communication between the Audit Committee, the independent auditors, management, the internal auditing department, and the Board.

•	Prepare an Audit Committee report as required by the SEC to be included in the company’s annual proxy statement.
      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors and the Company’s outside legal counsel as well as anyone in the organization. The Audit Committee has the authority to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties and to approve such consultants’ or experts’ fees and other retention terms. The Audit Committee also has the authority to obtain, at the Company’s expense appropriate continuing education relevant to the performance of its duties.
      The Audit Committee will fulfill these responsibilities primarily by carrying out the activities listed in Section III below.
II. Composition and Meetings
      The Audit Committee shall be comprised of three or more directors, each of whom shall meet the independence, experience, and expertise requirements of the stock exchange on which the Company’s shares are listed and other applicable laws and regulations (including the Sarbanes-Oxley Act of 2002). All of the members of the Audit Committee must have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Audit Committee must be a financial expert, as determined by the Board, consistent with the applicable rules and regulations of the Securities and Exchange Commission and the applicable rules and regulations of the exchange on which the Company’s shares are listed.
      Audit Committee members shall be appointed by the Board on the recommendation of the Nominating and Governance Committee, in accordance with the Company’s bylaws. Audit Committee members cannot serve on the audit committee of more than three public companies.

      The Audit Committee shall have a chairperson who must, and a secretary who may but need not be, a member of the Committee. The Board shall designate the chairperson of the Audit Committee, and the Committee shall designate the secretary for the Committee. If the Board does not designate a chairperson, or if the chairperson shall not be present at a meeting, the Audit Committee shall select its own chairperson.
      The Audit Committee shall establish its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.
      The Audit Committee shall meet at least six times annually, or more frequently as circumstances dictate. The Audit Committee shall meet with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the independent and internal auditors review. A meeting may be called by the chairperson of the Audit Committee or by majority of the members of the Committee. Notice of any meeting shall be given by the person or persons calling the meeting to each other member of the Audit Committee at least 48 hours prior to the meeting. Notice may be given in the same fashion as permitted for notice of Board meetings pursuant to the Company’s Bylaws and applicable law. A meeting shall be deemed properly called if each member of the Audit Committee shall have received notice given as aforesaid or, prior to the conclusion of the meeting, shall have signed a written waiver of notice.
      A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum. A majority vote of the Audit Committee members present at a meeting, if a quorum is present, shall constitute an act of the Audit Committee. Unless otherwise restricted by the Certificate of Incorporation or Bylaws of the Company, any action required or permitted to be taken at any meeting of the Audit Committee may be taken without a meeting if all members of the Audit Committee consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Audit Committee.
      The Audit Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Audit Committee to provide such pertinent information as the Committee requests.
      Following each of its meetings, the Audit Committee shall report its actions and recommendations to the Board. The secretary of the Committee shall keep written minutes of its meetings, which minutes shall be subject to approval by the members of the Committee and, once approved, shall be maintained with the books and records of the Audit Committee.
      The Audit Committee shall have the authority to delegate any of its responsibilities to subcommittees, as the Committee may deem appropriate in its sole discretion.
III. Responsibilities and Duties
      To fulfill its oversight role the following are the responsibilities, processes and duties of the Audit Committee, which may be supplemented by the Committee as appropriate.

1.	Review and reassess the adequacy of this Charter at least annually, recommend any proposed changes, nd submit it to the Board for approval. In addition, the Audit Committee shall annually conduct and present to the Board a performance evaluation of the Committee.

2.	Review with financial management and the independent auditors the Company’s annual financial results prior to the release of the annual earnings. Review the Company’s audited financial statements, and the independent auditors’ report thereon and other financial disclosures, particularly the “Management’s Discussion and Analysis” Section of the annual report prior to filing the annual report on Form 10-K with any government body or distribution to the public, including the results of the independent auditor’s reviews of the financial statements. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

3.	Review with financial management and the independent auditors the company’s quarterly financial results prior to the release of earnings. Review with management and the independent auditors the company’s quarterly financial statements and other financial disclosures prior to filing the quarterly 10-Q with any government body or distribution to the public. Discuss any significant changes to the Company’s accounting principles, any critical accounting principles applicable to the company and any items required to be communicated by the independent auditors.

4.	In consultation with the management, the independent auditors, and the internal auditors of the Company, evaluate the integrity of the Company’s financial reporting processes and controls. Meet periodically with management to review and discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management’s responses.

5.	Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

6.	Meet at least quarterly with the principal accounting officer and other senior executive(s) responsible for the financial statements, the senior internal auditing executive and the independent auditor in separate executive sessions. Review with management the certifications and statements required to be filed or submitted to governmental authorities pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations there under.

7.	Review and approve major changes to the Company’s auditing and Accounting principles and practices as suggested by the independent auditors, internal auditors or management, and review with the independent auditor, the internal auditor and management the extent to which such changes have been implemented (to be done at an appropriate amount of time subsequent to the implementation of such changes, as decided by the Audit Committee).

8.	Review with management and the independent auditor any correspondence with regulators or governmental agencies or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

9.	Establish procedures for receipt, retention, and treatment of complaints received from about accounting, internal accounting controls and auditing matters and for the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters. (See Company’s Code of Ethics)

10.	Authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

11.	Funding is provided by the Company as determined to be appropriate by the Committee, in its capacity as a committee of the Board, for the payment of (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2)

compensation to any advisers employed by the Committee under the paragraph 10 above; and (3) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

12.	Request that the Company annually provide certification to the listed stock exchange of compliance with its listing requirements, including the independence of the Committee members.

Independent Auditors

13.	Evaluate at least annually the performance of the independent auditors. In connection with such evaluation, at least annually obtain and review a report by the independent auditor describing; the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by government or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the company.

14.	The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor, including resolution of disagreements between management and the auditor regarding financial reporting.

15.	The independent auditors are accountable and report directly to the Audit Committee. The Audit Committee shall review the independence and qualifications of the senior members of the independent auditor team.

16.	Review with the independent auditors, principal accounting officer and senior internal auditing executive the independent auditors audit plan, discuss their scope, reliance upon management (including reliance upon specific procedures performed by the Internal Audit Department) general audit approach, including assessing (grading) risk areas, and staffing to assure accuracy, completeness of coverage, reduction of redundant efforts, effective use of audit resources and proper control environment.

17.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to Audit Committees in accordance with AICPA Statement on Auditing Standards (SAS) No. 61, Communication With Audit Committee, and SAS No. 100, Interim Financial Information.

18.	Review with the independent auditors the independent auditors’ judgments about (1) the quality and appropriateness of the Company’s accounting principles, particularly the degree of aggressiveness or conservatism of its accounting principles and underlying estimates, (2) the quality of the Company’s internal and external financial reporting process, and (3) the clarity of the financial disclosure.

19.	Require the independent auditors to submit an annual formal written statement delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard No. 1 and setting forth all other matters required by the rules and regulations of the stock exchange on which the Company’s shares are listed; engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and when determined to be necessary by the Audit Committee, take or recommend that the Board take appropriate action to ensure the objectivity and independence of the independent auditors.

20.	Require the independent auditors to advise the Company of any fact or circumstance that might adversely affect the independent auditors’ independence or judgment with respect to the Company under applicable auditing standards.

21.	Review separately with the independent auditors, management and the internal auditor any problems or difficulties encountered and any management letter provided by the independent auditors and the Company’s response to that letter. Such review should include:

(a)	Any difficulties or disputes with management encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

(b)	Any changes required in the planned scope of the audit.

(c)	The internal audit department responsibilities, budget and staffing.

22.	Set clear hiring policies for employees or former employees of the independent auditor who were engaged on the Company’s account.

23.	Pre-approve the retention of the independent auditor for all non-audit services, which are not prohibited by law, and approve the fee for such service. The Committee may delegate to one or more of its members pre-approval authority of non-audit services in accordance with the Bylaws of the Company, this Charter and applicable law.

24.	Discuss annually with management the timing and process for implementing the rotation of certain partners of the Independent Auditors, including the lead and concurring partner, in accordance with applicable legal and regulatory requirements, and to consider whether there should be a regular rotation of the auditor itself.
Internal Audit Department and Legal Compliance

25.	Review and approve the appointment, replacement, reassignment or dismissal of the senior internal auditing executive.

26.	Receive from the Company’s internal auditor periodic progress reports to the Board, which includes a summary of findings from completed internal audits. A progress report on the internal audit plan will be presented twice a year together with explanations for any deviations from the original plan.

27.	Review significant findings and recommendations prepared by the internal audit department or by the independent auditors during the year together with management’s response and follow-up here to.
Other Audit Committee Responsibilities

28.	Periodically prepare a report to shareholders as required by the Securities and Exchange Commission to be included in the Company’s proxy statement and review all disclosures relating to the independent auditors set forth therein.

29.	Review at least annually with the Company’s outside legal counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

30.	Review and approve all related party transactions (which for this purpose should exclude ordinary deposit relationships such parties may have with the Company’s bank subsidiary) for potential conflicts of interest.

31.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.
While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.
*Amended and restated on February 15, 2005

Appendix B
Hudson City Bancorp, Inc.
2006 Stock Incentive Plan

i

Section 16.6	Non-Alienation of Benefits	B-32
Section 16.7	Notices	B-32
Section 16.8	Approval of Shareholders	B-32
Section 16.9	Compliance with Section 409A of the Code	B-32

HUDSON CITY BANCORP, INC.
2006 STOCK INCENTIVE PLAN
Article I
Purpose
       Section 1.1 General Purpose of the Plan. The purpose of the Plan is to promote the growth and profitability of Hudson City Bancorp, Inc. by providing certain directors, key officers and employees of Hudson City Bancorp, Inc. and its Parents and Subsidiaries with an incentive to achieve corporate objectives and by attracting and retaining individuals of outstanding competence through a participation interest in the performance of Common Stock of Hudson City Bancorp, Inc.
Article II
Definitions
       The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:
      Section 2.1 Award means any Restricted Stock Award, Performance-Based Restricted Stock Award, Performance Share Award, Deferred Stock Award, Performance Unit Award, Phantom Stock Award or Other Stock-Based Award, or any or all of them, or any other right or interest relating to Shares or cash, granted to an Eligible Individual under the Plan.

Section 2.2 Award Notice means, with respect to a particular Award, a written instrument evidencing the Award and establishing the terms and conditions thereof.
      Section 2.3 Bank means Hudson City Savings Bank, a federally chartered savings institution, and any successor thereto.
      Section 2.4 Beneficiary means the Person designated by an Eligible Individual to receive any Shares or other consideration with respect to an Award made to such Eligible Individual that becomes distributable, or to have the right to exercise any Options or Stock Appreciation Rights granted to such Eligible Individual that are exercisable following the Eligible Individual’s death.
      Section 2.5 Board means the Board of Directors of the Company.
      Section 2.6 Change in Control means any of the following events:

(a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

(i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

(ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

(b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

(c) a complete liquidation or dissolution of the Company;

(d) during any period of two (2) consecutive years, individuals who at the beginning of such period were members of the Board of Directors of the Company cease for any reason to constitute at least 50% of the members of the Board of Directors of the Company unless the election, or the nomination for election by the Company’s shareholders, of each new member of the Board of Directors of the Company was approved by affirmative vote of three-quarters of the members of the Board of Directors of the Committee, or of a nominating committee thereof, then still in office who were members of the Board of Directors of the Company at the beginning of the period; provided, however, that any such new member’s election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Directors of the Company;

(e) any event which would be described in section 2.6(a), (b), (c) or (d) if
In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.6, the term “person” shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

Section 2.7 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

Section 2.8 Committee means the Committee described in section 4.1.

Section 2.9 Company means Hudson City Bancorp, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

Section 2.10 Covered Employee means, for any taxable year of the Company, a person who is, or who the Committee determines is reasonably likely to be, a “covered employee” (within the meaning of section 162(m) of the Code).

Section 2.11 Deferred Stock Award means an award of Deferred Stock granted pursuant to section 9.1.

Section 2.12 Deferred Stock means a right, granted to an Eligible Individual under section 9.1, to receive Shares, to the extent vested, at the end of a specified deferral period.

Section 2.13 Disability means a condition of incapacity, mental or physical, for the performance of services which the Committee determines, on the basis of competent medical evidence, is likely to be permanent, to continue for an indefinite period of at least one hundred eighty (180) days, or to result in death.

Section 2.14 Disinterested Board Member means a member of the Board who: (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404 of the proxy solicitation rules of the Securities and Exchange Commission as amended or any successor provision thereto and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404 of the proxy solicitation rules of the Securities and Exchange Commission as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.
      Section 2.15 Early Retirement means, in the case of any Recipient, termination of all Service for the Employers at or after (a) attainment of age 60 and the completion of at least five years of Service to the Employers or (b) after 30 years of Service for the Employers.

Section 2.16 Earliest Exercise Date means, with respect to an Option, the earliest date on which the Option may be exercised. The Earliest Exercise Date may, but need not, be the same as the Option’s Vesting Date.

Section 2.17 Effective Date means June 8, 2006.

Section 2.18 Eligible Employee means any employee of the Company, or of a Parent or Subsidiary, whom the Committee may determine to be a key officer or employee and select to receive an Award or a grant of an Option or Stock Appreciation Right pursuant to the Plan.

Section 2.19 Eligible Individual means: (a) any Eligible Employee; and (b) any non-employee director of the Company or a Parent or Subsidiary.

Section 2.20 Employer means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Individual, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

Section 2.21 Exchange Act means the Securities Exchange Act of 1934, as amended.

Section 2.22 Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.

Section 2.23 Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the cash payment or Shares due upon exercise of a Stock Appreciation Right is computed.

Section 2.24 Fair Market Value means, with respect to a Share on a specified date:

(a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

(b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(c) if sections 2.24(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

Section 2.25 Family Member means, with respect to any Eligible Individual: (a) any of the Eligible Individual’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Eligible Individual’s household (other than as a tenant or employee, directly or indirectly, of the Eligible Individual); (c) a trust in which any combination of the Eligible Individual and Persons described in section 2.25(a) and (b) own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Eligible Individual and Persons described in sections 2.25(a) and (b) control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Eligible Individual and Persons described in sections 2.25(a) and (b) control more than fifty percent (50%) of the voting interests.

Section 2.26 GAAP means generally accepted accounting principles, as amended from time to time and applied in preparing the financial statements of the Company and the Bank.

Section 2.27 Incentive Stock Option means a right to purchase Shares that is granted to an Eligible Employee pursuant to section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

Section 2.28 Non-Performance-Based Award means a Restricted Stock Award, Phantom Stock Award, Deferred Stock Award, or Other Stock-Based Award that is not subject to one or more Performance Goals.

Section 2.29 Non-Qualified Stock Option means a right to purchase Shares that is either (a) granted to an Eligible Individual who is not an Eligible Employee or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option, or (ii) does not satisfy the requirements of section 422 of the Code.

Section 2.30 Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Section 2.31 Option Agreement means a written instrument evidencing an Option granted under the Plan.

Section 2.32 Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Section 2.33 Other Stock-Based Award means a right, granted to an Eligible Individual under section 11.1, that is denominated or payable in, valued by reference to, or otherwise based on or related to, Shares.

Section 2.34 Parent means any entity, whether or not incorporated, in an unbroken chain of entities ending with the Company where each entity other than the first entity in the unbroken chain owns stock or other equity interests in one of the other entities in the unbroken chain possessing fifty percent (50%) or more of the combined voting power of all of the other entity’s outstanding stock or other interests that vote generally in the election of the other entity’s directors or other governing body.

Section 2.35 Performance Award means (a) a Performance-Based Restricted Stock Award, (b) a Performance Share Award, (c) a Performance Unit Award, (d) an Other Stock-Based Award if subject to one or more Performance Goals or (e) any or all of the foregoing.

Section 2.36 Performance Goal means, with respect to any Performance Award, the performance goal or performance goals established pursuant to section 8.5, the attainment of which is a condition of payment of the Performance Award.

Section 2.37 Performance Measurement Period means, with respect to any Performance Goal, the period of time over which attainment of the Performance Goal is measured.

Section 2.38 Performance-Based Restricted Stock Award means a Performance-Based Restricted Stock Award granted pursuant to section 8.2.

Section 2.39 Performance Share Award means a Performance Share Award granted pursuant to section 8.3.

Section 2.40 Performance Unit Award means a Performance Unit Award granted pursuant to section 8.4.

Section 2.41 Permitted Transferee means, with respect to any Recipient of an Option, his or her Family Member to whom an Option has been transferred in accordance with section 5.8.

Section 2.42 Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Section 2.43 Phantom Stock Award means a Phantom Stock Award granted pursuant to section 10.1.

Section 2.44 Plan means the Hudson City Bancorp, Inc. 2006 Stock Incentive Plan, as amended from time to time.

Section 2.45 Recipient means the person to whom an Option or Stock Appreciation Right is granted or an Award is made.

Section 2.46 Resignation for Good Reason means, unless the Committee determines otherwise, the effective date of resignation occurs within ninety (90) days after any of the following: (a) the failure of the Employer (whether by act or omission of the Employer’s Board of Directors, or otherwise) to appoint or re-appoint or elect or re-elect the Eligible Individual to the position(s) with the Employer held on the date of grant of an Option, Stock Appreciation Right or Award, as applicable (other than to any such position as an officer of the Employer’s Board of Directors), or to a more senior office; (b) if the Eligible Individual is or becomes a member of the Employer’s Board of Directors, the failure of the Employer’s shareholders (whether in an election in which the Eligible Individual stands as a nominee or in an election where the Eligible Individual is not a nominee) to elect or re-elect the Eligible Individual to membership at the expiration of his term of membership, unless such failure is a result of the Eligible Individual’s refusal to stand for election; (c) a material failure by the Employer, whether by amendment of its certificate of incorporation or organization, by-laws, action of the Employer’s Board of Directors or otherwise, to vest in the Eligible Individual the functions, duties, or responsibilities prescribed in an employment or retention agreement (other than such functions, duties or responsibilities associated with a position as an officer of the Employer’s Board of Directors); provided that the Eligible Individual shall have given notice of such failure to the Employer, and the Employer has not fully cured such failure within thirty (30) days after such notice is deemed given; (d) any reduction of the Eligible Individual’s rate of base salary in effect from time to time, whether or not material, or any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Eligible Individual’s compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Eligible Individual participates which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package, disregarding for this purpose any change that results from an across-the-board reduction that affects all similarly situated employees in a similar manner; provided that the Eligible Individual shall have given notice of such material adverse effect to the Employer, and the Employer has not fully cured such failure within thirty (30) days after such notice is deemed given; (f) any material breach by the Employer of any material term, condition or covenant contained in an employment or retention agreement; provided that the Eligible Individual shall have given notice of such material breach to the Employer, and the Employer has not fully cured such failure within thirty (30) days after such notice is deemed given; or (g) a change in the Eligible Individual’s principal place of employment, without his consent, to a place that is not the principal executive office of the Employer, or a relocation of the Employer’s principal executive office to a location that is both more than twenty-five (25) miles away from the Eligible Individual’s principal residence and more than twenty-five (25) miles away from the location of the Employer’s principal executive office on the Effective Date.

Section 2.47 Restricted Stock Award means a Restricted Stock Award granted pursuant to section 6.1 (and, for the avoidance of doubt, does not include a Performance-Based Restricted Stock Award).

Section 2.48 Retirement means: (a) termination of Service with the Employer in all capacities at or after attaining age 65 or (b) Early Retirement. No termination of Service shall be deemed a Retirement unless the terminating individual enters into a retirement agreement with the Employer, in form and substance satisfactory to the Committee, pursuant to which he agrees to provide limited transition services to the Employer on a consulting basis and/or abide by non-competition, confidentiality, non-derogation and non-disturbance covenants prescribed by the Committee for a fixed period specified by the Committee not to exceed two years.

Section 2.49 SAR Agreement means a written instrument evidencing a Stock Appreciation Right granted under the Plan.

Section 2.50 Service means, unless the Committee provides otherwise in an Option Agreement, SAR Agreement or Award Notice, service in any capacity as a common-law employee, consultant or non-employee director to the Company or a Parent or Subsidiary.

Section 2.51 Share means a share of Common Stock, par value $.01 per share, of Hudson City Bancorp, Inc.

Section 2.52 Stock Appreciation Right means the right upon exercise to receive, in cash or Shares, the amount equal to the excess (if any) of (a) the Fair Market Value of a Share on the date of exercise over (b) the Exercise Price.

Section 2.53 Subsidiary means any entity, whether or not incorporated, in an unbroken chain of entities beginning with the Company where each entity other than the last entity in the unbroken chain owns stock or other equity interests in one of the other entities in the unbroken chain possessing fifty percent (50%) or more of the combined voting power of all of the other entity’s outstanding stock or other interests that vote generally in the election of the other entity’s directors or other governing body.

Section 2.54 Termination for Cause means, unless the Committee determines otherwise, one of the following:

(a) for an Eligible Individual (other than a non-employee director) who is not an officer or employee of any bank or savings institution regulated by the Office of Thrift Supervision, termination of employment with the Employer upon the occurrence of any of the following:

(i) the employee intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of or plea of guilty or nolo contendere to a felony;

(ii) the employee is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude;

(iii) the employee willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer;

(iv) the employee breaches his fiduciary duties to the Employer for personal profit; or

(v) the employee’s willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer;

(b) for an Eligible Individual who is an officer or employee of a bank or savings institution regulated by the Office of Thrift Supervision, termination of employment for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or for any reason constituting cause for termination under any written employment agreement between the Employer and such Eligible Employee, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that such individual shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer at a meeting called and held for such purpose (which meeting shall be held not less than fifteen (15) days nor more than thirty (30) days after notice to the individual), at which meeting there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination, finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the individual for cause;

(c) for an Eligible Individual who is a non-employee director, removal for cause under the terms of the law or any law, rule or regulation applicable to the entity upon whose board of directors the individual serves as a non-employee director.

Section 2.55 Vesting Date means the date on which an Option, Stock Appreciation Right, Award, or Shares acquired upon exercise of an Option or Stock Appreciation Right cease to be forfeitable upon termination of the Recipient’s Service.
Article III
Available Shares

Section 3.1 Shares Available under the Plan. Subject to section 15.3, the maximum aggregate number of Shares which may be issued for Awards and upon the exercise of Options and Stock Appreciation Rights under the Plan shall be 30,000,000 Shares. No more than 30,000,000 Shares may be made the subject of Incentive Stock Options granted under the Plan. No more than 21,000,000 Shares may be made the subject of Awards granted under the Plan.

Section 3.2 Individual Limit. Subject to section 15.3, the maximum aggregate number of Shares that may be the subject of Options, Stock Appreciation Rights and Awards (including the

Share-equivalent number of Performance Units) granted to an Eligible Individual in any calendar year shall be 3,000,000. Subject to section 15.3, the maximum number of Shares that may be the subject of any type of Award other than Options and Stock Appreciation Rights (including the Share-equivalent number of Performance Units) granted to an Eligible Individual in any calendar year shall be 1,000,000. For purposes of this Article III, the Share-equivalent number of Performance Units shall be equal to the quotient of (i) the aggregate dollar amount in which the Performance Units are denominated, divided by (ii) the Fair Market Value of a Share on the date of grant. In the case of any Award under the Plan that is neither denominated in Shares nor valued on the basis of the value or change in value of a Share, the maximum Award to any individual for any year shall be $3,000,000.

Section 3.3 Computation of Shares Available. For purposes of section 3.1: (a) in connection with the granting of an Option, Stock Appreciation Right (other than a tandem Stock Appreciation Right), Restricted Stock Award, Performance-Based Restricted Stock Award, Performance Share Award, Phantom Stock Award, Deferred Stock Award or Other Stock-Based Award, the number of Shares available for the granting of additional Options, Stock Appreciation Rights and Awards shall be reduced by the number of Shares in respect of which the Option, Stock Appreciation Right or Award is granted or denominated and (b) in connection with the granting of a Performance Unit, the number of Shares available for the granting of additional Options, Stock Appreciation Rights and Awards initially shall be reduced by the Share-equivalent number of Performance Units granted, with a corresponding adjustment if the Performance Unit is ultimately settled in whole or in part with a different number of Shares. Shares withheld to pay withholding taxes shall reduce the number of Shares available to the same extent as if a payment of cash or Shares had been made directly to the Recipient. To the extent an Option is exercised by using an actual or constructive exchange of Shares to pay the Exercise Price, the number of Shares available shall be reduced by the gross number of Options exercised rather than by the net number of Shares issued.
Article IV
Administration

Section 4.1 Committee

(a) Subject to section 4.1(b), the Plan shall be administered by the members of the Compensation Committee of Hudson City Bancorp, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

(b) The Board (or those members of the Board who are “independent directors” under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

(c) No member of the Committee or the Board shall participate in any action taken by such body under the Plan if he or she is personally affected thereby, unless all members of the Committee or Board, as applicable, are similarly affected.

Section 4.2 Committee Action
      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

Section 4.3 Committee Responsibilities
      Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Awards, Stock Appreciation Rights or Options, if any, to be granted, and the terms and conditions thereof;

(b) with the consent of the Recipient or Beneficiary, as applicable, to amend or modify the terms of any outstanding Option, Stock Appreciation Right or Award or accelerate or defer the Vesting Date or Earliest Exercise Date thereof;

(c) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan;

(d) to provide in an Option Agreement, SAR Agreement or Award Notice or as a matter of policy, that Options, Stock Appreciation Rights or Awards are (i) conditioned on compliance with certain restrictive covenants including, but not limited to, non-competition, confidentiality, non-solicitation of employees, non-solicitation of customers and non-derogation of the Company and the Bank, in each case, in such form and substance as determined by the Committee; and/or (ii) subject to forfeiture, including those already exercised or distributed, in the event of failure to comply with any of the covenants imposed pursuant to (i); and

(e) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.
All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.
Article V
Stock Options

Section 5.1 Grant of Options
      (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual an Option to purchase Shares. An Option for an Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Individual who is not an Eligible Employee shall be a Non-Qualified Stock Option.

      (b) Any Option granted under this section 5.1 shall be evidenced by an Option Agreement which shall:

(i) specify the number of Shares covered by the Option, determined in accordance with section 5.2;

(ii) specify the Exercise Price, determined in accordance with section 5.3, for the Shares subject to the Option;

(iii) specify the Earliest Exercise Date and the Exercise Period, determined in accordance with section 5.4;

(iv) specify the Vesting Date, determined in accordance with section 5.5;

(v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

(vi) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Individual.

Section 5.2 Size of Option. Subject to Article III and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3 Exercise Price. The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4 Exercise Period; Earliest Exercise Date
      (a) Subject to section 5.4(b), the Exercise Period during which an Option may be exercised shall commence on the Earliest Exercise Date specified by the Committee in the Option Agreement (or, if no Earliest Exercise Date is specified in the Option Agreement, on the Vesting Date). It shall expire on the date specified in the Option Agreement (and in any event no later than the tenth anniversary of the date of grant) or, if no date is specified, on the earliest of:

(i) the date and time when the Recipient terminates Service for any reason other than the Recipient’s (A) death, (B) Disability, (C) voluntary resignation that is not in anticipation of a Termination for Cause or (D) discharge that is not a Termination for Cause; and

(ii) the last day of the three-month period that begins on the date and time when the Recipient terminates Service due to voluntary resignation that is not in anticipation of a Termination for Cause or discharge that is not a Termination for Cause;

(iii) the last day of the one-year period that begins on the date and time when the Recipient terminates Service due to the Recipient’s death or Disability; and

(iv) the last day of the ten-year period commencing on the date on which the Option was granted.
A Recipient’s termination of Service prior to the Earliest Exercise Date of an Option shall, unless otherwise provided in the Option Agreement, result in the Option being canceled without consideration at the close of business on the last day of Service. An Option that remains unexercised at the close of business on the last day of the Exercise Period (including but not limited to an Option whose Earliest Exercise Date has not occurred) shall be canceled without consideration at the close of business on the last day of the Exercise Period.
      (b) Unless otherwise determined by the Committee and specified in the Option Agreement:

(i) if a Change in Control occurs while an Option is outstanding and on or before its scheduled expiration date, then for purposes of exercising vested Options, the date on which the Exercise Period expires shall be extended to the earliest to occur of: (A) tenth (10th) anniversary of the date the Option was granted; and (B) the third (3rd) anniversary of the date of the Change in Control; or any later date determined under section 5.4(b)(ii) or (iii);

(ii) if a Change in Control occurs while an Option is outstanding and on or before its Earliest Exercise Date, then solely for the purpose of measuring the Exercise Period (but not for purposes of vesting), the Recipient of the Option shall be deemed to continue in Service through the applicable Earliest Exercise Date, and the date on which the Exercise Period expires shall be extended to the earliest to occur of: (A) the tenth (10th) anniversary of the date the Option was granted; (B) the third (3rd) anniversary of the date of the Change in Control; and (C) ninety (90) days after the Earliest Exercise Date; or any later date determined under section 5.4(b)(i) or (iii);

(iii) if, on the date an Option is otherwise scheduled to expire, the holder of the Option may not then exercise the Option or sell Shares on a national securities exchange without violating applicable federal, state or local securities laws or the terms of a securities trading blackout (including but not limited to a blackout period established under the Company’s securities trading policy or a contractual lockup in connection with a securities offering or other transaction involving the Company), the date on which the Exercise Period expires shall be extended to the earliest to occur of: (A) the tenth (10th) anniversary of the date the Option was granted; and (B) ninety (90) days after the last day of the securities trading blackout; or any later date determined under section 5.4(b)(i) or (ii); and

(iv) the Earliest Exercise Date (but not the Vesting Date) of any Option outstanding on the date of the Recipient’s termination of Service due to death or Disability shall be accelerated to the date of such termination of Service provided that the Recipient of such Option remained in continuous Service during the period beginning on the date the Option is granted and ending on the date of termination of Service.

Section 5.5 Vesting Date
      (a) Subject to sections 5.5(b) and 12.3, the Vesting Date for each Option granted under the Plan shall be the date determined by the Committee and specified in the Option Agreement or, if no provision for vesting is made in the Option Agreement, the Vesting Date shall be:

(i) the first anniversary of the date of grant, as to 20% of the Shares subject to the Option as of the date of grant;

(ii) the second anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant;

(iii) the third anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant;

(iv) the fourth anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant;

(v) the fifth anniversary of the date of grant, as to any remaining balance of the Shares subject to the Option as of the date of grant;

(vi) in the event of the Recipient’s termination of Service due to the Recipient’s death or Disability, the date of termination of Service as to any Options otherwise scheduled to vest during the period of six months beginning on the date of such termination.
      (b) In no event shall the Vesting Date of any Option be prior to the first anniversary of the date of grant; provided, however, that the Vesting Date of any Option may be accelerated to a date that is prior to the first anniversary of the date of grant upon the Recipient’s death, Disability or Retirement or upon a Change in Control.
      (c) Failure of a Recipient to remain in continuous Service during the period beginning on the date an Option is granted and ending on its Vesting Date shall result in a cancellation of the Option without consideration at the earliest date and time at which the Recipient is not in continuous Service.

Section 5.6 Additional Restrictions on Incentive Stock Options. An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

(b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

(c) The Exercise Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Exercise Period that does not satisfy this requirement, the designated Exercise Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

(d) An Incentive Stock Option that is exercised during its designated Exercise Period but more than:

(i) three (3) months after the termination of employment with the Company and all of its Parents and Subsidiaries (other than on account of disability within the meaning of section 22(e)(3) of the Code or death of the Eligible Employee to whom it was granted); or

(ii) one (1) year after such individual’s termination of employment with the Company, a Parent or a Subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

may be exercised in accordance with the terms of the Option but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

(e) Except following prior written notice to the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.
      Section 5.7 Method of Exercise
      (a) Subject to the limitations of the Plan and the Option Agreement, an Option Holder may, at any time after the Earliest Exercise Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option Holder shall exercise an Option to purchase Shares by:

(i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

(ii) delivering to the Committee full payment, consistent with section 5.7(b), for the Shares as to which the Option is to be exercised; and

(iii) satisfying such other conditions as may be prescribed in the Option Agreement.
      (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i) in cash (by certified or bank check or such other instrument as the Company may accept);

(ii) if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid;

(iii) in the form of other property or in such other manner as permitted by the Committee; or

(iv) by a combination thereof.
If permitted by the Committee, payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment. To the extent permitted under applicable law, the Company may establish conditional procedures with designated broker-dealers to facilitate the foregoing.
      (c) When the requirements of section 5.7(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option Holder’s ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 15.3.

      Section 5.8 Limitations on Options
      (a) An Option by its terms shall not be transferable by any Option Holder, except that (i) a Recipient may transfer a Non-Qualified Stock Option to the Recipient’s Family Members during his lifetime; and (b) any Option Holder may transfer Options remaining unexercised at his death to a Beneficiary or by will or by the laws of descent and distribution. Any permitted transfer to Family Members shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the Permitted Transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the Recipient except the right to transfer the Option to Family Members. If a privilege of the Option depends on the life, Service, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, Service, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein.
      (b) The Company’s obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.
      (c) An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder’s death shall be transferred to the executor or administrator of the Option Holder’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select. If the Option Holder and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the beneficiary.

Section 5.9 Prohibition Against Option Repricing. Except as provided in section 15.3, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of an Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Option’s in-the-money value) or replacement grants, or other means.

Article VI
Restricted Stock Awards
       Section 6.1 Grant of Restricted Stock Awards
      (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual a Restricted Stock Award. Each Restricted Stock Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Individual, which notice shall:

(i) specify the number of Shares covered by the Restricted Stock Award;

(ii) specify the amount (if any) which the Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and nonassessable under applicable law);

(iii) specify the date of grant of the Restricted Stock Award;

(iv) specify the Vesting Date, determined in accordance with section 12.1; and

(v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.
      (b) All Restricted Stock Awards shall be in the form of issued and outstanding Shares that shall be either:

(i) registered in the name of the Committee or other trustee or custodian for the benefit of the Recipient and held by the Committee pending the vesting or forfeiture of the Restricted Stock Award;

(ii) registered in the name of the Recipient and held by the Committee, together with a stock power executed by the Recipient in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or

(iii) registered in the name of, and delivered to, the Recipient.
In any event, the certificates evidencing the Shares shall at all times prior to the applicable Vesting Date bear the following legend:

The Common Stock evidenced hereby is subject to the terms of an Award Notice between Hudson City Bancorp, Inc. and [Name of Recipient] dated [Date], made pursuant to the terms of the Hudson City Bancorp, Inc. 2006 Stock Incentive Plan, copies of which are on file at the executive offices of Hudson City Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.
or such other restrictive legend as the Committee, in its discretion, may specify.

Section 6.2 Dividend Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Restricted Stock Award, whether or not in cash, shall be immediately distributed to the Recipient.

Section 6.3 Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be exercised by the Recipient in his or her discretion.

Section 6.4 Tender Offers. Each Recipient to whom a Restricted Stock Award is outstanding shall have the right to respond, or to direct the response, with respect to the related Shares, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any such Shares shall be given by proxy or ballot (if the Recipient is the beneficial owner of the Shares for voting purposes) or by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Recipient is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall not be tendered.
Article VII
Stock Appreciation Rights
       Section 7.1 Grant of Stock Appreciation Rights
      (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual a Stock Appreciation Right. A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right. A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates.
      (b) Any Stock Appreciation Right granted under this section 7.1 shall be evidenced by a SAR Agreement which shall:

(i) in the case of a tandem Stock Appreciation Right, relate to the same number of Shares; be settled in cash or in Shares; have the same Exercise Price, Exercise Period, Vesting Date and other terms and conditions as the Option to which it relates and provide that the exercise of the related Option shall be deemed to cancel the Stock Appreciation Right for a like number of Shares and that the exercise of the Stock Appreciation Right shall be deemed to cancel the related Option for a like number of Shares;

(ii) in the case of a stand-alone Stock Appreciation Right:

(A) specify the number of Shares covered by the Stock Appreciation Right, determined in accordance with section 7.2;

(B) specify the Exercise Price, determined in accordance with section 7.3;

(C) specify the Earliest Exercise Date and the Exercise Period, determined in accordance with section 7.4;

(D) specify the Vesting Date, determined in accordance with section 7.5;

(E) specify whether the Stock Appreciation will be settled in cash or in Shares;

(F) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

(G) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to a Stock Appreciation Right granted to an Eligible Individual.

Section 7.2 Size of Stock Appreciation Right. Subject to Article III and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted stand-alone Stock Appreciation Rights shall be determined by the Committee, in its discretion; provided, however, that a tandem Stock Appreciation Right shall be granted for a number of Shares no greater than the number of Shares subject to the related Option.

Section 7.3 Exercise Price. The price per Share at which a stand-alone Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted.

Section 7.4 Exercise Period. The Exercise Period during which a stand-alone Stock Appreciation Right may be exercised shall commence on the Vesting Date and shall expire on the date specified in the SAR Agreement (and in any event no later than the tenth anniversary of the date of grant) or, if no date is specified, on the earliest of:

(a) the date and time when the Recipient terminates Service for any reason; and

(b) the last day of the ten-year period commencing on the date on which the Stock Appreciation Right was granted.
A Recipient’s termination of Service prior to the Vesting Date of a Stock Appreciation Right shall, unless otherwise provided in the SAR Agreement, result in the Stock Appreciation Right being canceled without consideration at the close of business on the last day of Service. A Stock Appreciation Right that is vested and remains unexercised at the close of business on the last day of the Exercise Period shall be deemed automatically exercised on such date.
      Section 7.5 Vesting Date
      (a) Subject to sections 7.5(b) and 12.3, the Vesting Date for each stand-alone Stock Appreciation Right granted under the Plan shall be the date determined by the Committee and specified in the SAR Agreement or, if no provision for vesting is made in the SAR Agreement, the Vesting Date shall be:

(i) the first anniversary of the date of grant, as to 20% of the Shares subject to the Stock Appreciation Right as of the date of grant;

(ii) the second anniversary of the date of grant, as to an additional 20% of the Shares subject to the Stock Appreciation Right as of the date of grant;

(iii) the third anniversary of the date of grant, as to an additional 20% of the Shares subject to the Stock Appreciation Right as of the date of grant;

(iv) the fourth anniversary of the date of grant, as to an additional 20% of the Shares subject to the Stock Appreciation Right as of the date of grant;

(v) the fifth anniversary of the date of grant, as to any remaining balance of the Shares subject to the Stock Appreciation Right as of the date of grant;

(vi) in the event of the Recipient’s termination of Service due to the Recipient’s death or Disability, the date of termination of Service as to any Stock Appreciation Rights otherwise scheduled to vest during the period of six months beginning on the date of termination.
      (b) In no event shall the Vesting Date of any Stock Appreciation Right be prior to the first anniversary of the date of grant; provided, however, that the Vesting Date of any Stock Appreciation Right may be accelerated to a date that is prior to the first anniversary of the date of grant upon the Recipient’s death, Disability or Retirement or upon a Change in Control.
      (c) Failure of a Recipient to remain in continuous Service during the period beginning on the date a Stock Appreciation Right is granted and ending on the Stock Appreciation Right’s Vesting

Date shall result in a cancellation of the Stock Appreciation Right without consideration at the earliest date and time at which the Recipient is not in continuous Service.
      Section 7.6 Method of Exercise
      (a) Subject to the limitations of the Plan and the SAR Agreement, a Recipient may, at any time after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised. A Recipient shall exercise a Stock Appreciation Right by:

(i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Stock Appreciation Right; and

(ii) satisfying such other conditions as may be prescribed in the SAR Agreement.
Any stand-alone Stock Appreciation Rights that are vested and remain unexercised at the expiration date of the relevant Exercise Period shall be deemed automatically exercised on such date and the Recipient shall receive the excess (if any) of the Fair Market Value of a Share on the expiration date over the Exercise Price per Share without the requirement of notice or any other action on the part of the Recipient.
      (b) When the requirements of section 7.6(a) have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Recipient (or, in the event of his death, his Beneficiary) of a payment in an amount per Share equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share, or, if applicable Shares with an aggregate Fair Market Value of a like amount.
      (c) With respect to Stock Appreciation Rights settled in Shares, when the requirements of section 7.6(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Recipient’s ownership of such Shares. The Recipient shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 15.3.
      Section 7.7 Beneficiaries. The Recipient of a stand-alone Stock Appreciation Right may designate a Beneficiary to receive any payment in respect of outstanding stand-alone Stock Appreciation Rights that may be made after his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Recipient, or in the event that no Beneficiary has been designated, the executor or administrator of the Recipient’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select, shall be deemed the Beneficiary. If the Recipient and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Recipient shall be deemed to have survived the beneficiary.

Section 7.8 Prohibition Against Stock Appreciation Right Repricing. Except as provided in section 15.3, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Option’s in-the-money value) or replacement grants, or other means.
Article VIII
Performance Awards
       Section 8.1 Performance Awards
      (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant one or more Performance Awards to Eligible Individuals.
      (b) Each Performance Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Individual, which notice shall:

(i) specify whether the Performance Award is a Performance-Based Restricted Stock Award, Performance Share Award, Performance Unit Award or Other Stock-Based Award;

(ii) specify the number of Shares or units covered by the Performance Award;

(iii) if applicable, specify the amount (if any) which the Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and nonassessable under applicable law);

(iv) specify the applicable Performance Goal or Performance Goals;

(v) specify the Performance Measurement Period;

(vi) specify the date of grant of the Performance Award;

(vii) specify the Vesting Date for the Performance Award, determined in accordance with section 12.2; and

(viii) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.
      Section 8.2 Performance-Based Restricted Stock Awards
      (a) The Committee may, in its discretion, grant Performance-Based Restricted Stock Awards to Eligible Individuals.
      (b) At the time it grants a Performance-Based Restricted Stock Award, the Committee shall establish one or more Performance Goals to which the Performance-Based Restricted Stock Award is subject during a specified Performance Measurement Period, the attainment of which shall be a condition of the Recipient’s right to retain the related Shares.
      (c) All Performance-Based Restricted Stock Awards shall be in the form of issued and outstanding Shares that shall be either:

(i) registered in the name of the Committee or other trustee or custodian for the benefit of the Recipient and held by the Committee pending the vesting or forfeiture of the Award;

(ii) registered in the name of the Recipient and held by the Committee, together with a stock power executed by the Recipient in favor of the Committee, pending the vesting or forfeiture of the Award; or

(iii) registered in the name of, and delivered to, the Recipient.
In any event, the certificates evidencing the Shares shall at all times prior to their vesting bear the following legend:

The Common Stock evidenced hereby is subject to the terms of an Award Notice between Hudson City Bancorp, Inc. and [Name of Recipient] dated [Date], made pursuant to the terms of the Hudson City Bancorp, Inc. 2006 Stock Incentive Plan, copies of which are on file at the executive offices of Hudson City Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.
or such other restrictive legend as the Committee, in its discretion, may specify.
      (d) If the Performance Goal or Performance Goals for a Performance-Based Restricted Stock Award have been attained and certified, the Committee shall, subject to section 12.2, cause the ownership of the Shares subject to such Performance-Based Restricted Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, to be transferred on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Recipient of the Performance-Based Restricted Stock Award. If any one or more of the relevant Performance Goals have not been attained, all of the Shares subject to such Restricted Stock Award shall be forfeited without consideration (other than a refund to the Recipient or his estate of an amount equal to the lesser of the amount (if any) paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture).
      (e) Unless the Committee determines otherwise with respect to any Performance-Based Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Performance-Based Restricted Stock Award, whether or not in cash, shall be held and accumulated (with investment earnings or losses) pending vesting at the same time and subject to the same terms and conditions as the underlying Shares and, pending vesting, shall be reinvested in additional Shares.
      (f) Unless the Committee determines otherwise with respect to any Performance-Based Restricted Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Performance-Based Restricted Stock Award shall be exercised by the Committee in its discretion.
      (g) Each Recipient holding an outstanding Performance-Based Restricted Stock Award shall have the right to respond, or to direct the response, with respect to the related Shares, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any such Shares shall be given by proxy or ballot (if the Recipient is the beneficial owner of the Shares for voting purposes) or by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Recipient is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall not be tendered.
      Section 8.3 Performance Share Awards
      (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant Performance Share Awards to Eligible Individuals, which shall be denominated in Shares, with each such Share representing the right to receive payment of the Fair Market Value of a Share on the date the Performance Share Award was granted, the last day of the Performance Measurement Period, the Vesting Date or any other date specified by the Committee, in each case, as set forth in the Award Notice, or a percentage (which may be more than 100%) of such amount depending on the level of the applicable Performance Goal attained; provided, however, that the Committee may at the time a Performance Share Award is granted specify a maximum amount payable in respect of such Award.
      (b) At the time it grants a Performance Share Award, the Committee shall establish one or more Performance Goals to which the Performance Share Award is subject during a specified Performance Measurement Period, the attainment of which shall be a condition of the Recipient’s right to receive payment under such Performance Share Award. If any one or more of the Performance Goals to which a Performance Share Award is subject is not attained during the Performance Measurement Period, all of the Shares subject to such Performance Share Award shall be forfeited without a consideration.
      (c) Subject to section 12.2, if the Performance Goals for a Performance Share Award have been attained and certified in accordance with section 8.5(c), payment in respect of such Performance Share Award shall be made as soon as practicable after the last day of the Performance Measurement Period to which such Award relates or at such other time or times as the Committee may determine. Such payment shall be made in Shares valued at their Fair Market Value, cash or such combination of Shares and cash, as the Committee, in its discretion, shall determine at any time prior to payment. To the extent payment is to be made in Shares, the Committee shall cause a stock certificate or evidence of book entry Shares, together with all dividends and other distributions with respect thereto that have been accumulated, to be delivered, free of any restrictive legend other than as may be required by applicable law or permitted under the terms of the Performance Share Award, to the Recipient of the Performance Share Award. Prior to such delivery, the Recipient of a Performance Share Award shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, except as may be required under section 15.3.
      Section 8.4 Performance Unit Awards
      (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant Performance Unit Awards to Eligible Individuals, which shall be denominated in a specified dollar amount and shall represent the right to receive payment of the specified dollar amount or a percentage (which may be more than 100%) of the specified dollar amount depending on the level of the applicable Performance Goal attained; provided, however, that the Committee may at the time a Performance Unit Award is granted specify a maximum amount payable in respect of such Award.
      (b) At the time it grants a Performance Unit Award, the Committee shall establish one or more Performance Goals to which the Performance Unit Award is subject during a specified Performance Measurement Period, the attainment of which shall be a condition of the Recipient’s right to receive payment under such Performance Unit Award. If any one or more of the Performance Goals to which a Performance Unit Award is subject is not attained during the Performance Measurement Period, such Performance Unit Award shall be forfeited without a consideration.
      (c) Subject to section 12.2, if the Performance Goals for a Performance Unit Award have been attained and certified in accordance with section 8.5(c), payment in respect of such Performance Unit Award shall be made as soon as practicable after the last day of the Performance Measurement Period to which such Award relates or at such other time or times as the Committee may determine. Such payment shall be made in Shares valued at their Fair Market Value, cash or such combination of Shares and cash, as the Committee, in its discretion, shall determine at any time prior to payment. To the extent payment is to be made in Shares, the Committee shall cause a stock certificate or evidence of book entry Shares, together with all dividends and other distributions with respect thereto that have been accumulated, to be delivered, free of any restrictive legend other than as may be required by applicable law, to the Recipient of the Performance Unit Award. Prior to such delivery, the Recipient of a Performance Unit Award shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, except as may be required under section 15.3.
      Section 8.5 Performance Goals
      (a) The Performance Goals shall be selected from among the following:

(i) basic earnings per Share;

(ii) basic cash earnings per Share;

(iii) diluted earnings per Share;

(iv) diluted cash earnings per Share;

(v) net income;

(vi) cash earnings;

(vii) net interest income;

(viii) non-interest income;

(ix) general and administrative expense to average assets ratio;

(x) cash general and administrative expense to average assets ratio;

(xi) efficiency ratio;

(xii) cash efficiency ratio;

(xiii) return on average assets;

(xiv) cash return on average assets;

(xv) return on average stockholders’ equity;

(xvi) cash return on average stockholders’ equity;

(xvii) return on average tangible stockholders’ equity;

(xviii) cash return on average tangible stockholders’ equity;

(xix) core earnings;

(xx) operating income;

(xxi) operating efficiency ratio;

(xxii) net interest rate spread;

(xxiii) loan production volume;

(xxiv) non-performing loans;

(xxv) cash flow;

(xxvi) strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management;

(xxvii) except in the case of a Covered Employee, any other performance criteria established by the Committee; and

(xxviii) any combination of the foregoing.
Performance Goals may be expressed on an absolute and/or relative basis, or a before- or after-tax basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company and/or the past or current performance of other companies, may include or exclude any or all extraordinary or non-recurring items and may be applied on a consolidated basis or to individual business units, divisions or subsidiaries.
      (b) Performance Goals which have meanings ascribed to them by GAAP shall have the meanings assigned to them under GAAP as in effect and applied to the Company and the Bank on the date on which the Performance Goals are established, without giving effect to any subsequent changes in GAAP, unless the Committee specifically provides otherwise when it establishes the Performance Goals. Performance Goals based upon cash earnings or cash returns shall refer to or be calculated based upon net income adjusted to exclude non-cash charges for goodwill amortization and non-cash amortization expenses relating to employee stock ownership plans and restricted stock plans and (if applicable) related tax benefits, unless the Committee specifically provides otherwise when it establishes the Performance Goals. Performance Goals based upon cash general and administrative expenses shall refer to general and administrative expenses, calculated in accordance with GAAP, adjusted to eliminate non-cash charges for goodwill amortization and non-cash amortization expenses relating to employee stock ownership plans and restricted stock plans and (if applicable) related tax benefits, unless the Committee specifically provides otherwise when it establishes the Performance Goals.
      (c) At the time it grants a Performance Award, the Committee shall establish a Performance Measurement Period for each Performance Goal, which shall be at least one (1) year. The Performance Measurement Period shall be the period over which the Performance Goal is measured and its attainment is determined. If the Committee establishes a Performance Goal but fails to specify a Performance Measurement Period, the Performance Measurement Period shall be:

(i) if the Performance Award is granted during the first ninety days of a fiscal quarter, the period of twelve (12) consecutive fiscal quarters of the Company that begins with the fiscal quarter in which the Performance Award is granted; and

(ii) in all other cases, the period of twelve (12) consecutive fiscal quarters of the Company that begins with the fiscal quarter immediately following that in which the Performance Award is granted.
      (d) As promptly as practicable following the end of each Performance Measurement Period and prior to payment in respect of any Performance Award, the Committee shall determine, on the basis of such evidence as it deems appropriate, whether the Performance Goal or Performance Goals for such Performance Measurement Period have been attained and, if they have been attained, shall certify such fact in writing.
      (e) Under normal business conditions, once established for a Performance Measurement Period, Performance Goals shall not be subject to revision or alteration. However, unusual conditions may warrant a reexamination of such criteria. Such conditions may include, but not be limited to, a Change of Control, declaration and distribution of stock dividends or stock splits, mergers, consolidations or reorganizations, acquisitions or dispositions of material business units, or infrequently occurring or extraordinary gains or losses. In the event the Committee determines that, upon reexamination, alteration of the Performance Goals is appropriate, the Committee shall reestablish the Performance Goals to maintain as closely as possible the previously established expected level of overall performance as is practicable. Notwithstanding the foregoing, any adjustments to the award opportunities or Performance Goals applicable to a Covered Employee shall conform to the requirements of section 162(m) of the Code and the regulations promulgated pursuant thereto, unless otherwise determined by the Committee.
      (f) If provided by the Committee when a Performance Award is granted, to the extent that the relevant Performance Goals are achieved prior to the end of the Performance Measurement Period and certified by the Committee, a vested Performance Award may be paid at any time following such certification.
Article IX
Deferred Stock Awards
       Section 9.1 Grant of Deferred Stock Awards
      (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant Deferred Stock Awards to Eligible Individuals. Any Deferred Stock Award granted under this section 9.1 shall be evidenced by an Award Notice which shall:

(i) specify the number of Shares covered by the Deferred Stock Award;

(ii) specify the amount (if any) which the Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and nonassessable under applicable law);

(iii) specify the date of grant of the Deferred Stock Award;

(iv) specify the deferral period;

(v) specify the restrictions, if any, to which the Deferred Stock Award is subject;

(vi) specify the Vesting Date, determined in accordance with section 12.1; and

(vii) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.
      (b) All Deferred Stock Awards shall be in the form of issued and outstanding Shares that shall be either:

(i) registered in the name of the Committee or other trustee or custodian for the benefit of the Recipient and held in a trust fund, owned by the Company for federal income tax purposes under the so-called “grantor trust” provisions of section 671 through 679 of the Code and the assets of which are subject to the claims of the Company’s general creditors in the event of the Company’s insolvency (as such term is defined for purposes of Revenue Procedure 92-65, as modified from time to time); or

(ii) registered in the name of the Recipient and held by such grantor trust, together with a stock power executed by the Recipient in favor of the Committee, pending the vesting or forfeiture of the Deferred Stock Award.
In any event, the certificates evidencing the Shares shall at all times prior to the applicable Vesting Date and expiration of the applicable deferral period bear the following legend:

The Common Stock evidenced hereby is subject to the terms of an Award Notice between Hudson City Bancorp, Inc. and [Name of Recipient] dated [Date], made pursuant to the terms of the Hudson City Bancorp, Inc. 2006 Stock Incentive Plan, copies of which are on file at the executive offices of Hudson City Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.
or such other restrictive legend as the Committee, in its discretion, may specify.

Section 9.2 Restrictions. Deferred Stock shall be subject to such restrictions as the Committee may impose and set forth in the Award Notice evidencing the Deferred Stock Award. Such restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee shall determine.
      Section 9.3 Rights as a Shareholder
      (a) Unless the Committee determines otherwise with respect to any Deferred Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Deferred Stock Award, whether or not in cash, shall be held and accumulated (with investment earnings or losses) pending vesting at the same time and subject to the same terms and conditions as the underlying Shares and, pending vesting, shall be reinvested in additional Shares.
      (b) Unless the Committee determines otherwise with respect to any Deferred Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Deferred Stock Award shall be exercised by the Committee in its discretion.

Section 9.4 Payment of Deferred Stock Awards. Subject to sections 9.2 and 12.1, upon expiration of the deferral period specified for Deferred Stock in the Award Notice (or, if permitted by the Committee, as elected by the Recipient), the Committee shall cause the ownership of the Shares subject to such Deferred Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, to be transferred on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Recipient of the Deferred Stock Award.
Article X
Phantom Stock Awards

Section 10.1 Grant of Phantom Stock Awards. Subject to the limitations of the Plan, the Committee may, in its discretion, grant Phantom Stock Awards to Eligible Individuals. Any Phantom Stock Award granted under this section 10.1 shall be evidenced by an Award Notice which shall:

(a) specify the number of Shares covered by the Phantom Stock Award;

(b) specify the date of grant of the Phantom Stock Award;

(c) specify the restrictions, if any, to which the Phantom Stock Award is subject;

(d) specify the Vesting Date, determined in accordance with section 12.1; and

(e) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 10.2 Payment of Phantom Stock Awards. Upon the Vesting Date, the Recipient of a Phantom Stock Award shall be entitled to receive a cash payment in respect of each Share covered by the Phantom Stock Award, which shall be equal to the Fair Market Value of a Share as of the date the Phantom Stock Award was granted or such other date as determined by the Committee and specified in the Award Notice; provided, however, that the Committee may instead pay out Phantom Stock Awards in Shares in its sole discretion. The Committee may, at the time a

Phantom Stock Award is granted, provide a limit on the amount payable in respect of each Share covered by the Phantom Stock Award.

Section 10.3 No Rights as Stockholder. The Recipient of a Phantom Stock Award shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, except as may be required under section 15.3.
Article XI
Other Stock-Based Awards

Section 11.1 Grant of Other Stock-Based Awards. Subject to the limitations of the Plan, the Committee may, in its discretion, grant Other Stock-Based Awards to Eligible Individuals. Other Stock-Based Awards shall be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as determined by the Committee to be consistent with the purposes of the Plan, including without limitation, Shares awarded purely as a “bonus” or other “incentive” whether or not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights, and awards valued by reference to the book value of Shares or the value of securities of, or the performance of, specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards, which may include attainment of Performance Goals in accordance with section 8.5. Shares delivered pursuant to an Award in the nature of a purchase right granted under this section 11.1 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

Section 11.2 Award Notices. Any Other Stock-Based Award granted under the Plan shall be evidenced by an Award Notice which shall:

(a) specify whether the Other Stock-Based Award constitutes a Performance Award that is subject to sections 8.1 and 8.5 of the Plan;

(b) specify the number of Shares related to the Other Stock-Based Award;

(c) specify the date of grant of the Other Stock-Based Award;

(d) specify the restrictions, if any, to which the Other Stock-Based Award is subject;

(e) specify the Vesting Date; and

(f) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.
Article XII
Vesting of Awards
       Section 12.1 Vesting Date for Non-Performance-Based Awards
      (a) Subject to sections 12.1(b) and 12.3, the Vesting Date for each Non-Performance-Based Award shall be the date determined by the Committee and specified in the relevant Award Notice or, if no provision for vesting is made in the Award Notice, the Vesting Date shall be:

(i) the first anniversary of the date of grant, as to 20% of the Non-Performance-Based Award as of the date of grant;

(ii) the second anniversary of the date of grant, as to an additional 20% of the Non-Performance-Based Award as of the date of grant;

(iii) the third anniversary of the date of grant, as to an additional 20% of the Non-Performance-Based Award as of the date of grant;

(iv) the fourth anniversary of the date of grant, as to an additional 20% of the Non-Performance-Based Award as of the date of grant;

(v) the fifth anniversary of the date of grant, as to any remaining balance of the Non-Performance-Based Award as of the date of grant;

(vi) in the event of the Recipient’s termination of Service due to the Recipient’s death or Disability, the date of termination of Service, as to any portion of the Non-Performance-Based Award otherwise scheduled to vest during the period of six months beginning on the date of termination.
      (b) In no event shall the Vesting Date of any Non-Performance-Based Award be prior to the first anniversary of the date of grant as to one-third of the Non-Performance-Based Award, the second anniversary of the date of grant as to an additional one-third of the Non-Performance-Based Award and the third anniversary of the date of grant as to any remaining balance of the Non-Performance-Based Award; provided, however, that the Vesting Date of a Non-Performance-Based Award may be accelerated to an earlier date upon the Recipient’s death, Disability or Retirement or upon a Change of Control.
      (c) Failure of a Recipient to remain in continuous Service during the period beginning on the date a Non-Performance-Based Award is granted and ending on its Vesting Date shall result in a cancellation of the portion of the Non-Performance-Based Award that has not attained its Vesting Date without consideration (other than a refund to the Recipient of an amount equal to the lesser of the amount (if any) paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture) at the earliest date and time at which the Recipient is not in continuous Service.
      Section 12.2 Vesting Date for Performance-Based Awards
      (a) Subject to section 12.3, the Vesting Date for each Performance Award shall be the date determined by the Committee and specified in the Award Notice or, if no provision for vesting is made in the Award Notice, the Vesting Date shall be the date on which payment is made, whether in cash, Shares or any combination thereof.
      (b) Unless otherwise determined by the Committee and specified in the Award Notice for a Performance-Based Award, failure of a Recipient to remain in continuous Service during the period beginning on the date a Performance-Based Award is granted and ending on its Vesting Date shall result in a cancellation of such Award without consideration at the earliest date and time at which the Recipient is not in continuous Service (other than a refund to the Recipient of an amount equal to the lesser of the amount (if any) paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture).

Section 12.3 Effect of Change of Control. Except to the extent that an Option Agreement, SAR Agreement or Award Notice expressly provides otherwise and except to the extent that the Committee determines otherwise with respect to any single or group of Recipients or Option Holders at any time prior to a Change of Control:

(a) in the event of an Eligible Individual’s (i) termination of employment by the Employer that is not a Termination for Cause or (ii) Resignation for Good Reason, in each case at any time following a Change of Control, the Vesting Date of each Option, Stock Appreciation Right and Non-Performance-Based Award granted to the Eligible Individual that is outstanding under the Plan shall be the date on which such Eligible Individual’s employment terminates, and each such Option, Stock Appreciation Right and Non-Performance-Based Award shall, on such date, be exercisable (if applicable).

(b) in the event of a Change of Control, all restrictions shall lapse on, and the date on which the Change of Control occurs shall be the Vesting Date of, the portion of all then outstanding Performance-Based Restricted Stock Awards determined by multiplying (i) the number of such Shares that would have been payable based on the greater of actual levels of achievement attained (determined as if the Performance Measurement Period ended on the date of the Change of Control) and the target levels of achievement established for the Performance Measurement Period, by (ii) a fraction, the numerator of which is the number of days that have elapsed during the Performance Measurement Period through the date of the Change of Control and the denominator of which is the total number of days in the Performance Measurement Period.

(c) in the event of a Change of Control (i) all restrictions shall lapse on, and the date on which the Change of Control occurs shall be the Vesting Date of, the portion of all then outstanding Performance Share Awards and Performance Unit Awards determined by multiplying: (A) the number of Shares or units, as applicable, that would have been payable based on the greater of actual levels of achievement attained (determined as if the Performance Measurement Period ended on the date of the Change of Control) and the target levels of achievement established for the Performance Measurement Period, by (B) a fraction, the numerator which is the number of days that have elapsed during the Performance Measurement Period through the date of the Change of Control and the denominator of which is the total number of days in the Performance Measurement Period; and (ii) Recipients shall be entitled to receive in respect of all Shares and units which become payable in accordance with (i), a cash payment within ten (10) days after such Change of Control.

Article XIII
General Provisions Applicable To Awards

Section 13.1 Designation of Beneficiary. An Eligible Individual who has received an Award may designate a Beneficiary to receive any payments or unvested Shares that become payable or vested on the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Individual dies prior to the Eligible Individual, or in the event that no Beneficiary has been designated, any payments or vested Shares that become available for distribution on the Eligible Individual’s death shall be paid to the executor or administrator of the Eligible Individual’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

Section 13.2 Manner of Distribution of Awards. The Company’s obligation to deliver Shares with respect to an Award or Stock Appreciation Right shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Individual or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

Section 13.3 Transferability. Awards and Stock Appreciation Rights by their terms shall not be transferable by the Recipient other than by will or by the laws of descent and distribution, and the Shares granted pursuant to Awards and Stock Appreciation Rights shall be distributable, during the lifetime of the Recipient, only to the Recipient.
Article XIV
Special Tax Provisions

Section 14.1 Tax Withholding Rights. The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option, Stock Appreciation Right or Award under the Plan any taxes required by law to be withheld with respect to such Option, Stock Appreciation Right or Award. Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Option Agreement, an Option Holder shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of Shares subject to the Option (without issuance of such Shares to the Option Holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the Exercise Date over the Exercise Price per Share.

Section 14.2 Code Section 83(b) Elections. If and to the extent permitted by the Committee and specified in an Option Agreement for a Non-Qualified Stock Option or an Award Notice for a Restricted Stock Award other than a Performance-Based Restricted Stock Award, a Recipient may be permitted or required to make an election under section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Recipient instead of at a subsequent Vesting Date. In such event, the Shares issued prior to their Vesting Date shall be issued in certificated form only, and the certificates therefor shall bear the legend set forth in section 6.1(b) or such other restrictive legend as the Committee, in its discretion, may specify. In the event of the Recipient’s termination of Service prior to the relevant Vesting Date or forfeiture of the Shares for any other reason, the Recipient shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Recipient or his estate of an amount equal to the lesser of the amount paid by the Recipient for the Shares upon their issuance or the Fair Market Value of the Shares on the date of forfeiture).

Section 14.3 Election to Defer Income Tax Liability Pursuant to Deferred Compensation Program. To the extent permitted by the Committee, the Recipient of an Award may elect to defer the income tax liability associated therewith pursuant to the terms of a non-qualified deferred compensation plan in which the Recipient is eligible to participate.
Article XV
Amendment and Termination

Section 15.1 Termination. The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options, Stock Appreciation Rights and Awards theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option Agreements, SAR Agreements and Award Notices evidencing such Options, Stock Appreciation Rights and Awards.

Section 15.2 Amendment. The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code or the corporate governance standards imposed under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision; provided further, however, sections 5.9 and 7.8 may not be amended to lessen the prohibitions contained therein at any time without shareholder approval.

Section 15.3 Adjustments in the Event of Business Reorganization
      (a) In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Recipients under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Options, Stock Appreciation Rights and Awards in the aggregate to all Eligible Individuals and individually to any one Eligible Individual, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Options, Stock Appreciation Rights and Awards, and (iii) the Exercise Price of Options and Stock Appreciation Rights. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options, Stock Appreciation Rights or Awards (including, without limitation, cancellation of Options, Stock Appreciation Rights and Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Options, Stock Appreciation Rights or Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or account principles. Unless otherwise determined by the Committee, any such adjustment to an Option, Stock Appreciation Right or Performance Award granted to a Recipient who is a Covered Employee shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect.
      (b) In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Options or Stock Appreciation Rights granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options and Stock Appreciation Rights be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option or Stock Appreciation Right being canceled.
      (c) In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Restricted Stock Award, Performance-Based Restricted Stock Award, Deferred Stock Award, Phantom Stock Award and Other Stock-Based Award that is denominated and/or payable in, and/or valued by reference to, Shares shall be adjusted by allocating to the Recipient the amount of money, stock, securities or other property to be received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Award that applied to the Shares for which it has been exchanged.
Article XVI
Miscellaneous

Section 16.1 Status as an Employee Benefit Plan. This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

Section 16.2 No Right to Continued Employment. Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any participating member of the Board or dismiss any Eligible Employee or otherwise deal with any Eligible Individual to the same extent as though the Plan had not been adopted.

Section 16.3 Construction of Language. Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

Section 16.4 Governing Law. The Plan shall be construed, administered and enforced according to the laws of the State of New Jersey without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts located in the County of New Jersey shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, Stock Appreciation Right or Option granted under this Plan, the Eligible Individual, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 16.5 Headings. The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 16.6 Non-Alienation of Benefits. The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 16.7 Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)	If to the Committee:
Hudson City Bancorp, Inc.
West 80 Century Road
Paramus, New Jersey 07652-1473
Attention: Corporate Secretary

(b) If to a Recipient, Beneficiary or Option Holder, to the Recipient’s, Beneficiary’s or Option Holder’s address as shown in the Employer’s records.

Section 16.8 Approval of Shareholders. The Plan shall be subject to approval by the Company’s shareholders within twelve (12) months before or after the Effective Date. Any Option, Stock Appreciation Right or Award granted prior to the date such approval is obtained shall be granted contingent on such approval and shall be void ab initio in the event such approval is not obtained. Unless otherwise determined by the Committee, no Performance Awards shall be granted after the fifth (5th) anniversary of the Effective Date unless, prior to such date, the listing of permissible Performance Goals set forth in section 8.5 shall have been re-approved by the stockholders of the Company in the manner required by section 162(m) of the Code and the regulations thereunder.

Section 16.9 Compliance with Section 409A of the Code. To the extent that the Plan and/or any Options, Stock Appreciation Rights or Awards granted or awarded under the Plan are construed to be non-qualified deferred compensation plans described in section 409A of the Code, the Plan and any Option Agreements, SAR Agreements and Award Notices, as applicable, shall be operated, administered and construed so as to comply with the requirements of section 409A. The Plan and any Option Agreements, SAR Agreements and Award Notices shall be subject to amendment, with or without advance notice to Recipients, Option Holders and other interested parties, and on a prospective or retroactive basis, including, but not limited to, amendment in a manner that adversely affects the rights of Recipients, Option Holders and other interested parties, to the extent necessary to effect compliance with section 409A of the Code.

REVOCABLE PROXY
HUDSON CITY BANCORP, INC.
This Proxy is solicited on behalf of the Board of Directors of
Hudson City Bancorp, Inc.
for the Annual Meeting of Stockholders to be held on Thursday, June 8, 2006
     The undersigned stockholder of Hudson City Bancorp, Inc. hereby appoints William J. Cosgrove, Donald O. Quest and Joseph G. Sponholz, or any of them, with full powers of substitution, to attend and act as proxy for the undersigned and to vote all shares of common stock of Hudson City Bancorp, Inc., which the undersigned may be entitled to vote at the annual meeting of stockholders to be held at the Park Ridge Marriott, 300 Brae Boulevard, Park Ridge, New Jersey 07656, on Thursday, June 8, 2006 at 11:00 a.m., Eastern Time, and at any adjournment or postponement thereof.
THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF YOU DO NOT GIVE US ANY DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS IN ITEMS 1, 2 AND 3.
PLEASE PROMPTLY COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR USE THE INTERNET OR TELEPHONE INSTRUCTIONS ON THE REVERSE SIDE.
(Continued on Reverse Side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ Detach here from proxy voting card. ▲

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

FOR
		All Nominees (Except	WITHHOLD
		as otherwise indicated)	for all nominees		FOR	AGAINST	ABSTAIN
1.	Election of three Directors for terms of three years each.	☐	☐	2. Approval of the Hudson City Bancorp, Inc. 2006 Stock Incentive Plan	☐	☐	☐	The proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof in such manner as shall be determined by a majority of the Board of Directors.
Nominees: 01 Denis J. Salamone 02 Michael W. Azzara 03 Victoria H. Bruni				3. Ratification of the appointment of KPMG LLP as independent auditors for the fiscal year ending December 31, 2006	☐	☐	☐	The undersigned hereby acknowledges receipt of the Notice of the 2006 Annual Meeting of Stockholders and the Proxy Statement, dated April 28, 2006, for the annual meeting.
Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee’s name in the space provided:					I will attend the annual meeting
				(Please mark box if you plan to attend the annual meeting.) (Important: If your shares are not registered in your name, you will need additional documentation to attend the annual meeting.)		☐

Signature	Signature	Date	, 2006

Please sign exactly as your name appears on this proxy. Joint Owners should each sign personally. If signing as an attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

▲ FOLD AND DETACH HERE ▲
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM EST on June 7, 2006.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy cards.

Internet
http://www.proxyvoting.com/hcbk
Use the Internet to vote your proxy.
Have your proxy card in hand when
you access the web site.

OR

Telephone
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

OR

Mail
Mark, sign and date
your proxy card
and
return it in the
enclosed postage-paid
envelope.

If you vote your proxy by Internet or by telephone, you do
NOT need to mail back your proxy card.

HUDSON CITY BANCORP, INC.
CONFIDENTIAL VOTING INSTRUCTIONS
SOLICITED BY THE COMPENSATION COMMITTEE
OF HUDSON CITY BANCORP, INC.
FOR THE EMPLOYEE STOCK OWNERSHIP PLAN OF HUDSON CITY SAVINGS BANK
     The undersigned member, former member or beneficiary of a deceased former member in the Employee Stock Ownership Plan of Hudson City Savings Bank (“ESOP”) acting as a named fiduciary, hereby provides the voting instructions specified to the Trustee of the ESOP (the “Trustee”), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Hudson City Bancorp, Inc. that are held by the Trustee, in its capacity as Trustee of the ESOP, as of April 14, 2006 at the Annual Meeting of Stockholders of Hudson City Bancorp, Inc. to be held on June 8, 2006 and at any adjournment or postponement thereof.
     As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated April 28, 2006, the Trustee will vote the common stock of Hudson City Bancorp, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instructions card, in the manner described in the accompanying letter from the Compensation Committee dated April 28, 2006.
     (Continued on reverse side. Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope).

     The Board of Directors of Hudson City Bancorp, Inc. recommends a vote “FOR” the Proposals in Items 1, 2 and 3. If this Confidential Voting Instructions card is signed but no direction is given, this voting instructions card will be deemed to instruct votes “FOR” the Proposals in Items 1, 2 and 3. The directions, if any, given in this Confidential Voting Instructions Card will be kept confidential from all directors, officers and employees of Hudson City Bancorp, Inc. or of Hudson City Savings Bank.
Please mark your instructions like this ☒

1.	Election of three Directors for terms of three years each. Nominees: Denis J. Salamone, Michael W. Azzara and Victoria H. Bruni	FOR All Nominees (Except as otherwise indicated) ☐	WITHHOLD for all nominees ☐
Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee’s name in the space provided:

2.	Approval of the Hudson City Bancorp, Inc. 2006 Stock Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Ratification of the appointment of KPMG LLP as independent auditors for the fiscal year ending December 31, 2006	FOR ☐	AGAINST ☐	ABSTAIN ☐
     In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.
     All proposals listed above in this Confidential Voting Instructions card were proposed by Hudson City Bancorp, Inc.
     The undersigned hereby instructs the Trustee to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instructions card, of a Voting Instructions Letter, a Notice of the Annual Meeting of Stockholders of Hudson City Bancorp, Inc., a Proxy Statement dated April 28, 2006 for the Annual Meeting to be held June 8, 2006 and a 2005 Annual Report to Stockholders.
     Please sign and date below and return promptly in the enclosed postage-paid envelope. Your Confidential Voting Instructions card must be received no later than June 5, 2006.

Date

Signature

     Signature of member, former member or designated beneficiary of deceased former member. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

April 28, 2006

To:	All Employee Stock Ownership Plan (“ESOP”) Members

Re:	Annual Meeting of Stockholders to Be Held on June 8, 2006
Dear Members:
     As you know, the Hudson City Savings Bank (the “Bank”) maintains the Employee Stock Ownership Plan (“ESOP”) for employees of the Bank. The ESOP holds shares of Hudson City Bancorp, Inc. (“the Company”) for the benefit of ESOP members. The shares in the ESOP are held by GreatBanc Trust Company as trustee (“ESOP Trustee”) of the ESOP. Shares purchased by the ESOP are being held by the ESOP Trustee to be allocated to ESOP members’ Share Investment Accounts over a period of years. The ESOP allows its members (including former members and beneficiaries) to have certain voting rights at the Company’s stockholder meetings.
     In connection with the Annual Meeting of Stockholders of Hudson City Bancorp, Inc. to be held on June 8, 2006, enclosed are the following documents:
1.	Confidential Voting Instructions card for the ESOP (white card);

2.	Proxy Statement dated April 28, 2006, including a Notice of the Annual Meeting of Stockholders; and

3.	2005 Annual Report to Stockholders.
     As a member of the ESOP, you have the right to direct the ESOP Trustee how to vote the shares allocated to your ESOP Share Investment Account as of April 14, 2006, the record date for the Annual Meeting (“Record Date”), on the proposals to be voted on by the Company’s stockholders. You have this right because the ESOP deems you to be a “named fiduciary” of the shares of the Company allocated to your account for voting purposes. As a named fiduciary, the law gives you the right to direct the Trustee how to vote the shares allocated to your Share

Investment Account, and requires the Trustee to follow your directions except in limited circumstances. As a named fiduciary, you, and not the Trustee, will be responsible for the consequences of the voting directions that you give.
     Your rights as a member of the ESOP will vary depending on whether the matter being voted on is an “Anticipated Proposal” or an “Unanticipated Proposal.”
Anticipated Proposals.
     Each ESOP member has the right to specify how the ESOP Trustee should vote the shares allocated to his or her ESOP Share Investment Account as of the Record Date. In general, the ESOP Trustee will vote the shares allocated to your ESOP Share Investment Account by casting votes FOR or AGAINST or ABSTAIN as to each proposal as you specify on the Confidential Voting Instructions card accompanying this letter. The number of shares allocated to your ESOP account is shown on the enclosed Confidential Voting Instructions card.
     The ESOP Trustee’s fiduciary duties require it to vote any shares for which it receives no voting instructions, as well as any shares not yet allocated to ESOP members’ Share Investment Accounts, in a manner determined to be prudent and solely in the interest of the members. If you do not direct the ESOP Trustee how to vote the shares allocated to your Share Investment Account, the ESOP Trustee will, to the extent consistent with its fiduciary duties, vote shares either FOR or AGAINST each proposal in a manner calculated to most accurately reflect the instructions received from other members in the ESOP. The same is true of shares not yet allocated to anyone’s Share Investment Account. The ESOP Trustee will vote unallocated shares and allocated shares for which no instructions were received according to the proportion of instructions received FOR and AGAINST. The ESOP Trustee will not take into consideration those instructions received that are marked ABSTAIN in determining how to vote these shares.
Unanticipated Proposals.
     It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instructions card will be presented for stockholder action at the Annual Meeting of Stockholders. If this should happen, the ESOP Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.
* * * * *
     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instructions card or cards to signify your direction to the ESOP Trustee. You should then seal the completed card or cards in the enclosed envelope and return it directly to the ESOP Trustee using the postage-paid return envelope provided. The Confidential Voting Instructions card or cards must be received by the ESOP Trustee no later than June 5, 2006.
     Please note that the voting instructions of individual members are to be kept confidential by the ESOP Trustee, who has been instructed not to disclose them to anyone at the Bank or the Company. If you have any questions regarding your voting rights or the terms of the ESOP, please call Chris Nettleton at (201) 967-1900.
Very truly yours,
The Compensation Committee of Hudson City
Savings Bank
Enclosures

April 28, 2006

To:	All Profit Incentive Bonus Plan (“PIB Plan”) Members

Re:	Annual Meeting of Stockholders to Be Held on June 8, 2006
Dear Members:
     As you know, the Profit Incentive Bonus Plan (“PIB Plan”) of Hudson City Savings Bank (“Bank”) includes an investment alternative to purchase the stock of the Bank’s parent company, Hudson City Bancorp, Inc. (the “Company”), using funds from your PIB Plan Account (the “Employer Stock Fund”). Fidelity Management Trust Company as trustee (“PIB Plan Trustee”) holds Company Common Stock in the Employer Stock Fund for the benefit of members who have chosen this investment.
     Because a portion of your PIB Plan Account is invested in the Employer Stock Fund, enclosed are the following documents in connection with the Annual Meeting of Stockholders of Hudson City Bancorp, Inc. to be held on June 8, 2006:
1.	Confidential Voting Instructions card for the PIB Plan;

2.	Proxy Statement dated April 28, 2006, including a Notice of the Annual Meeting of Stockholders; and

3.	2005 Annual Report to Stockholders.
     You have the right to direct the PIB Plan Trustee how to vote the shares held by the PIB Plan and attributed to your Account as of April 14, 2006, the record date for the Annual Meeting (“Record Date”), on the proposals to be voted on by the Company’s stockholders. You, and not the PIB Plan Trustee, will be responsible for the consequences of the voting directions that you give.
     The PIB Plan Trustee will vote the number of shares of Company Common Stock attributed to your Account as you direct on each proposal specified on the Confidential Voting Instructions card. For purposes of the PIB Plan, if you do not return your Confidential Voting Instructions card for the PIB Plan to the PIB Plan Trustee by June 5, 2006, or if you return it unsigned or without marking instructions, the PIB Plan Trustee will not vote shares attributed to your Account. The shares that are not voted will have no effect on the outcome of the vote for proposals 1, 2 and 3. If you ABSTAIN as to a proposal, the Plan Trustee will ABSTAIN as to the shares attributed to your interest in the Employer Stock Fund; however those shares will be counted as shares represented and entitled to vote and will be treated as votes AGAINST the proposal.
* * * * *
     Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instructions card or cards to signify your direction to the PIB Plan Trustee. You should then seal the completed card or cards in the enclosed envelope and return it directly to the PIB Plan Trustee using the postage-paid return envelope provided. The Confidential Voting Instructions card must be received by the PIB Plan Trustee no later than June 5, 2006.
     Please note that the voting instructions of individual members are to be kept confidential by the PIB Plan Trustee, who has been instructed not to disclose them to anyone at the Bank or the Company. If you have any questions regarding your voting rights or the terms of the PIB Plan, please call Chris Nettleton at (201) 967-1900.
Very truly yours,
The Compensation Committee of Hudson
City Savings Bank
Enclosures

FIDELITY INSTITUTIONAL RETIREMENT SERVICES CO.
P.O. BOX 9112
FARMINGDALE, NY 11735

LABEL BELOW FOR MIS USE ONLY!	MIS EDITS: # OF CHANGES / PRF 1 PRF 2
PO# K-1637
FESCO #482	OK TO PRINT AS IS* *By signing this form you are authorizing
HUDSON CITY PROXY CAMPAIGN #638	MIS to print this form in its current state.
ORIGINAL 1UP POLY 4-20-06 JM

NON SCANNING CARD	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ROB (HUDSON CITY 401K FESCO 2006 RV)

▼ Please fold and detach card at perforation before mailing ▼

HUDSON CITY BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS — JUNE 8, 2006
THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY
As a participant in the Profit Incentive Bonus Plan of Hudson City Savings Bank, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of Hudson City Bancorp, Inc. attributable to your account at the Annual Meeting of Stockholders to be held on June 8, 2006. Your voting directions will be tabulated confidentially. Only Fidelity and its affiliates or agents will have access to your individual voting direction.
Unless otherwise required by law, the shares attributable to your account will be voted as directed; if no direction is made, if the card is not signed, or if the card is not received by June 5, 2006, the shares attributable to your account will not be voted.

Date

Signature		(Sign in the Box)
Please sign name exactly as it appears herein.
The undersigned hereby instructs the Trustee to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instructions card, of a Voting Instructions Letter, a Notice of the Annual Meeting of Stockholders of Hudson City Bancorp, Inc., a Proxy Statement dated April 28, 2006 for the Annual Meeting to be held June 8, 2006 and a 2005 Annual Report to Shareholders.

LABEL BELOW FOR MIS USE ONLY!	MIS EDITS: # OF CHANGES / PRF 1 PRF 2
PO# K-1637
FESCO #482	OK TO PRINT AS IS* *By signing this form you are authorizing
HUDSON CITY PROXY CAMPAIGN #638	MIS to print this form in its current state.
ORIGINAL 1UP POLY 4-20-06 JM

NON SCANNING CARD	SIGNATURE OF PERSON AUTHORIZING PRINTING DATE
ROB (HUDSON CITY 401K FESCO 2006 RV)

▼ Please fold and detach card at perforation before mailing ▼

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.
Although Fidelity does not make any recommendations, the Board of Directors of Hudson City Bancorp, Inc. recommends a vote “FOR” the Proposals in Items 1, 2 and 3. The directions, if any, given in this Confidential Voting Instructions card will be kept confidential from all directors, officers and employees of Hudson City Bancorp, Inc. or of Hudson City Savings Bank.

FOR
		All Nominees	WITHHOLD
		(except as	for all
		otherwise	nominees
1.	Election of three Directors for terms of three years each.	indicated)

	Nominees: (01) Denis J. Salamone, (02) Michael W. Azzara and (03) Victoria H. Bruni	☐	☐

Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee’s name in the space provided below:

		FOR	AGAINST	ABSTAIN

2.	Approval of the Hudson City Bancorp, Inc. 2006 Stock Incentive Plan.	☐	☐	☐

3.	Ratification of the appointment of KPMG LLP as independent auditors for the fiscal year ending December 31, 2006.	☐	☐	☐
Please complete, sign and date on the reverse side and promptly return in the enclosed postage-paid envelope.